                                                                EXHIBIT 10(a)(1)

THIS INSTRUMENT, WHEN RECORDED,
SHOULD BE RETURNED TO:
Orrick, Herrington & Sutcliffe LLP
3050 K Street, N.W.
Washington, D.C.  20007
Attn: Kyle W. Drefke, Esq.



         THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A PUBLIC UTILITY

================================================================================


                              INDENTURE OF MORTGAGE
                                AND DEED OF TRUST

                                       OF

                                  AQUILA, INC.

                                       TO

                          BANK ONE TRUST COMPANY, N.A.,

                                     TRUSTEE

                                   ----------


                            DATED AS OF APRIL 1, 2003

                                   ----------


                             GENERAL MORTGAGE BONDS

================================================================================

           THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS


Notwithstanding anything to the contrary set forth in this Indenture of Mortgage and Deed of Trust, the maximum indebtedness which may be secured by the lien hereof is $430,000,000.

                 CERTAIN SECTIONS OF THIS INDENTURE RELATING TO
                      SECTIONS 310 THROUGH 318, INCLUSIVE,
                 OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED:

Trust Indenture Act Section ..............................................................Indenture Section(s)
---------------------------                                                               --------------------
Section 310(a)(1)........................................................................................10.09
(a)(2)...................................................................................................10.09
(a)(3)............................................................................................10.14(c)(ii)
(a)(4)..........................................................................................Not Applicable
(b)...............................................................................................10.08, 10.10
Section 311(a)...........................................................................................10.13
(b)......................................................................................................10.13
(c).............................................................................................Not Applicable
Section 312(a)....................................................................................11.01, 11.02
(b)......................................................................................................11.02
(c)......................................................................................................11.02
Section 313(a)...........................................................................................11.03
(b)......................................................................................................11.03
(c)......................................................................................................11.03
(d)......................................................................................................11.03
Section 314(a).....................................................................................6.10, 11.04
(b).......................................................................................................6.08
(c)(1)....................................................................................................1.05
(c)(2)....................................................................................................1.05
(c)(3)....................................................................................................1.05
(d)..................................................................................4.02, 6.07(b), 7.03, 7.08
(e).......................................................................................................1.05
Section 315(a)....................................................................................10.01, 10.03
(b)......................................................................................................10.02
(c)......................................................................................................10.01
(d)......................................................................................................10.01
(e).......................................................................................................9.18
Section 316(a)......................................................................................9.16, 9.17
(a)(1)(A).................................................................................................9.16
(a)(1)(B).................................................................................................9.17
(a)(2)..........................................................................................Not Applicable
(b).......................................................................................................9.12
(c).......................................................................................................1.06
Section 317(a)(1).........................................................................................9.06
(a)(2)....................................................................................................9.09
(b).......................................................................................................6.03
Section 318(a)............................................................................................1.09

NOTE: THIS RECONCILIATION AND TIE SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE A PART OF THE INDENTURE.

                                TABLE OF CONTENTS

                                                                                                      PAGE
ARTICLE I      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..................................5

    Section 1.01.     General Definitions...............................................................5

    Section 1.02.     Funded Property; Funded Cash.....................................................18

    Section 1.03.     Property Additions; Cost.........................................................19

    Section 1.04.     Compliance Certificates and Opinions.............................................22

    Section 1.05.     Content and Form of Documents Delivered to Trustee...............................22

    Section 1.06.     Acts of Holders; Record Dates....................................................24

    Section 1.07.     Notices, Etc., to Trustee and Company............................................26

    Section 1.08.     Notice to Holders; Waiver........................................................27

    Section 1.09.     Conflict with Trust Indenture Act................................................27

    Section 1.10.     Effect of Headings and Table of Contents.........................................27

    Section 1.11.     Successors and Assigns...........................................................27

    Section 1.12.     Separability Clause..............................................................27

    Section 1.13.     Benefits of Indenture............................................................27

    Section 1.14.     Governing Law....................................................................27

    Section 1.15.     Legal Holidays...................................................................28

    Section 1.16.     Investment of Cash Held by Trustees..............................................28

ARTICLE II     SECURITY FORMS..........................................................................29

    Section 2.01.     Forms Generally..................................................................29

    Section 2.02.     Form of Trustee's Certificate of Authentication..................................29

ARTICLE III    THE SECURITIES..........................................................................29

    Section 3.01.     Amount Unlimited; Issuable in Series.............................................29

    Section 3.02.     Denominations....................................................................33

    Section 3.03.     Execution, Authentication, Delivery and Dating...................................34

    Section 3.04.     Temporary Securities.............................................................34

    Section 3.05.     Registration, Registration of Transfer and Exchange..............................35

    Section 3.06.     Mutilated, Destroyed, Lost and Stolen Securities.................................36

    Section 3.07.     Payment of Interest; Interest Rights Preserved...................................37

    Section 3.08.     Persons Deemed Owners............................................................39

    Section 3.09.     Cancellation.....................................................................39

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                      PAGE
    Section 3.10.     Computation of Interest..........................................................39

    Section 3.11.     CUSIP Numbers....................................................................39

ARTICLE IV     ISSUANCE OF SECURITIES..................................................................40

    Section 4.01.     General..........................................................................40

    Section 4.02.     Issuance of Securities on the Basis of Property Additions........................42

    Section 4.03.     Issuance of Securities on the Basis of Retired Securities........................45

    Section 4.04.     Issuance of Securities on the Basis of Deposit of Cash...........................45

ARTICLE V      REDEMPTION OF SECURITIES................................................................46

    Section 5.01.     Applicability of Article.........................................................46

    Section 5.02.     Election to Redeem; Notice to Trustee............................................46

    Section 5.03.     Selection by Trustee of Securities to Be Redeemed................................46

    Section 5.04.     Notice of Redemption.............................................................47

    Section 5.05.     Deposit of Redemption Price......................................................48

    Section 5.06.     Securities Payable on Redemption Date............................................48

    Section 5.07.     Securities Redeemed in Part......................................................49

ARTICLE VI     COVENANTS...............................................................................49

    Section 6.01.     Payment of Securities; Lawful Possession; Maintenance of Lien....................49

    Section 6.02.     Maintenance of Office or Agency..................................................49

    Section 6.03.     Money for Securities Payments to Be Held in Trust................................50

    Section 6.04.     Existence........................................................................51

    Section 6.05.     Maintenance of Properties........................................................51

    Section 6.06.     Payment of Taxes; Discharge of Liens.............................................52

    Section 6.07.     Insurance........................................................................52

    Section 6.08.     Recording, Filing, etc...........................................................55

    Section 6.09.     Waiver of Certain Covenants......................................................56

    Section 6.10.     Annual Officer's Certificate as to Compliance....................................57

ARTICLE VII    POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY.......................................57

    Section 7.01.     Quiet Enjoyment..................................................................57

    Section 7.02.     Dispositions without Release.....................................................57

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                      PAGE
    Section 7.03.     Release of Mortgaged Property....................................................58

    Section 7.04.     Release of Minor Properties......................................................62

    Section 7.05.     Withdrawal or Other Application of Funded Cash; Purchase Money Obligations.......62

    Section 7.06.     Release of Property Taken by Eminent Domain, etc.................................65

    Section 7.07.     Disclaimer or Quitclaim..........................................................66

    Section 7.08.     Miscellaneous....................................................................66

ARTICLE VIII   SATISFACTION AND DISCHARGE..............................................................67

    Section 8.01.     Satisfaction and Discharge of Securities.........................................67

    Section 8.02.     Satisfaction and Discharge of Indenture..........................................70

    Section 8.03.     Application of Trust Money.......................................................71

ARTICLE IX     EVENTS OF DEFAULT; REMEDIES.............................................................71

    Section 9.01.     Events of Default................................................................71

    Section 9.02.     Acceleration of Maturity; Rescission and Annulment...............................73

    Section 9.03.     Entry Upon Mortgaged Property....................................................74

    Section 9.04.     Power of Sale; Suits for Enforcement.............................................75

    Section 9.05.     Incidents of Sale................................................................75

    Section 9.06.     Collection of Indebtedness and Suits for Enforcement by Trustee..................76

    Section 9.07.     Application of Money Collected...................................................77

    Section 9.08.     Receiver.........................................................................78

    Section 9.09.     Trustee May File Proofs of Claim.................................................78

    Section 9.10.     Trustee May Enforce Claims Without Possession of Securities......................78

    Section 9.11.     Limitation on Suits..............................................................78

    Section 9.12.     Unconditional Right of Holders to Receive Principal, Premium and Interest........79

    Section 9.13.     Restoration of Rights and Remedies...............................................79

    Section 9.14.     Rights and Remedies Cumulative...................................................79

    Section 9.15.     Delay or Omission Not Waiver.....................................................80

    Section 9.16.     Control by Holders...............................................................80

    Section 9.17.     Waiver of Past Defaults..........................................................80

    Section 9.18.     Undertaking for Costs............................................................81

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                      PAGE
    Section 9.19.     Waiver of Appraisement, Usury, Stay and Other Laws...............................81

ARTICLE X      THE TRUSTEE.............................................................................81

    Section 10.01.    Certain Duties and Responsibilities..............................................81

    Section 10.02.    Notice of Defaults...............................................................82

    Section 10.03.    Certain Rights of Trustee........................................................82

    Section 10.04.    Not Responsible for Recitals or Issuance of Securities or Application of
                      Proceeds.........................................................................84

    Section 10.05.    May Hold Securities..............................................................84

    Section 10.06.    Money Held in Trust..............................................................85

    Section 10.07.    Compensation and Reimbursement...................................................85

    Section 10.08.    Conflicting Interests............................................................85

    Section 10.09.    Corporate Trustee Required; Eligibility..........................................85

    Section 10.10.    Resignation and Removal; Appointment of Successor................................86

    Section 10.11.    Acceptance of Appointment by Successor...........................................87

    Section 10.12.    Merger, Conversion, Consolidation or Succession to Business......................87

    Section 10.13.    Preferential Collection of Claims Against Company................................88

    Section 10.14.    Co-trustees and Separate Trustees................................................88

    Section 10.15.    Appointment of Authenticating Agent..............................................89

ARTICLE XI     LISTS OF HOLDERS; REPORTS BY TRUSTEE AND COMPANY........................................91

    Section 11.01.    Company to Furnish Trustee Names and Addresses of Holders........................91

    Section 11.02.    Preservation of Information; Communications to Holders...........................91

    Section 11.03.    Reports by Trustee...............................................................91

    Section 11.04.    Reports by Company...............................................................92

ARTICLE XII    CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE....................................92

    Section 12.01.    Company May Consolidate, Etc., Only on Certain Terms.............................92

    Section 12.02.    Successor Corporation Substituted................................................93

    Section 12.03.    Extent of Lien Hereof on Property of Successor Corporation.......................94

    Section 12.04.    Release of Company upon Conveyance or Other Transfer.............................94

    Section 12.05.    Merger into Company; Extent of Lien Hereof.......................................94

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                      PAGE
ARTICLE XIII   SUPPLEMENTAL INDENTURES.................................................................94

    Section 13.01.    Supplemental Indentures Without Consent of Holders...............................94

    Section 13.02.    Supplemental Indentures With Consent of Holders..................................96

    Section 13.03.    Execution of Supplemental Indentures.............................................98

    Section 13.04.    Effect of Supplemental Indentures................................................98

    Section 13.05.    Conformity with Trust Indenture Act..............................................98

    Section 13.06.    Reference in Securities to Supplemental Indentures...............................98

    Section 13.07.    Modification Without Supplemental Indenture......................................98

ARTICLE XIV    MEETINGS OF HOLDERS; ACTION WITHOUT MEETING.............................................99

    Section 14.01.    Purposes for Which Meetings May Be Called........................................99

    Section 14.02.    Call, Notice and Place of Meetings...............................................99

    Section 14.03.    Persons Entitled to Vote at Meetings............................................100

    Section 14.04.    Quorum; Action..................................................................100

    Section 14.05.    Attendance at Meetings; Determination of Voting Rights1 Conduct and
                      Adjournment of Meetings.........................................................101

    Section 14.06.    Counting Votes and Recording Action of Meetings.................................101

    Section 14.07.    Action Without Meeting..........................................................102

ARTICLE XV     MISCELLANEOUS..........................................................................102

    Section 15.01.    Exemption from Individual Liability.............................................102

    Section 15.02.    Counterparts....................................................................102

EXHIBIT A - Description of Property

     This INDENTURE OF MORTGAGE AND DEED OF TRUST (this "INDENTURE"), dated as of April 1, 2003, between AQUILA, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "COMPANY"), having its principal office at 20 West Ninth Street, Kansas City, Missouri 64105, and BANK ONE TRUST COMPANY, N.A., a national banking association having an office at 1 Bank One Plaza, Suite IL 1-0823, Chicago, Illinois 60670-0823, as trustee (the "TRUSTEE").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture, as originally executed and delivered, to provide for the issuance from time to time of its bonds, notes or other evidences of indebtedness (the "SECURITIES"), to be issued in one or more series as contemplated herein, and to mortgage and pledge the property hereinafter described to secure the payment of the principal of and premium, if any, and interest, if any, on the Securities; and all acts necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been performed. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article I of this Indenture.

                                GRANTING CLAUSES

     NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, in consideration of the premises and One Dollar ($1.00) paid to the Company by the Trustee, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, warrants, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following (subject, however, to the terms and conditions set forth in this Indenture):

                              GRANTING CLAUSE FIRST

     All right, title and interest of the Company, as of the date of the execution and delivery of this Indenture, as originally executed and delivered, in and to all property, real, personal and mixed located in a Subject Jurisdiction (other than Excepted Property which is expressly excepted and excluded from the Lien of this Indenture), including: (a) all real property owned in fee, easements, and all other interests in real property located in a Subject Jurisdiction, including the property and assets which are specifically described in or referred to in Exhibit A attached hereto and incorporated herein by this reference, and all licenses, permits to use the real property of others, franchises to use public roads, streets and other public properties, rights of way and other rights or interests relating to the occupancy or use of real property; (b) all facilities, machinery, equipment and fixtures located in a Subject Jurisdiction for the generation, transmission and distribution of electric energy, including all plants, powerhouses, dams, diversion works, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities, switchyards, towers, substations, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators and all other tangible personal property located in a Subject Jurisdiction used or to be used for any or all of such purposes; (c) all gas generating plants, gas storage plants, gas manufacturing plants, gas rights, wells, gas works, stations and substations, transmission pipelines, storage facilities, holders, tanks, retorts, purifiers, odorizers, scrubbers, compressors, valves, regulators, pumps, mains, pipes, service pipes, appliances, facilities, machinery, fixtures, engines, boilers, benches, conduits, ducts, fittings and connections, services, meters, gathering, tap or other pipe lines, facilities, equipment, apparatus or any other tangible personal property used or to be used for the production, gathering, manufacture, transmission, storage, purification or distribution of natural gas, in each case, located in a Subject Jurisdiction; (d) all buildings, offices, warehouses, structures or improvements located in a Subject Jurisdiction in addition to those referred to or otherwise included in clauses
(a), (b) and (c) above; (e) all of the foregoing property included in clauses
(b), (c) and (d) above in the process of construction; and (f) the certificates, franchises, grants, immunities, privileges, and rights of the Company granted by any Governmental Authority of the State of Michigan or the State of Nebraska, or any political subdivision thereof, for the construction, operation and maintenance of the electric or gas systems described in clauses (b) and (c) above or used or useful in the operation of the Mortgaged Property included in such systems;

                             GRANTING CLAUSE SECOND

     Subject to the applicable exceptions permitted by Section 12.03 and Section 12.05, all right, title and interest of the Company in all property located in a Subject Jurisdiction of the type described in Granting Clause First above which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Indenture, as originally executed and delivered, shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Indenture, as originally executed and delivered;

                              GRANTING CLAUSE THIRD

     Any Excepted Property, which may, from time to time after the date of the execution and delivery of this Indenture, as originally executed and delivered, by delivery or by an indenture supplemental to this Indenture, be subjected to the Lien hereof by the Company or any other Person on its behalf, the Trustee being hereby authorized to receive the same at any time as additional security hereunder; it being understood that any such subjection to the Lien hereof of any Excepted Property as additional security may be made subject to such reservations, limitations or conditions respecting the use and disposition of such property or the proceeds thereof as shall be set forth in such instrument; and

                             GRANTING CLAUSE FOURTH

     All tenements, hereditaments, servitudes and appurtenances belonging or in any way appertaining to the aforesaid property, with the reversions and remainders thereof;

                                EXCEPTED PROPERTY

     Expressly excepting and excluding, however, from the Lien of this Indenture all right, title and interest of the Company in and to the following property, whether now owned or hereafter acquired (herein sometimes called "EXCEPTED PROPERTY"):

     (1) all cash on hand or in banks or other financial institutions (excluding amounts deposited or required to be deposited with the Trustee pursuant to this Indenture), deposit accounts, shares of stock, interests in general or limited partnerships or membership interests in limited liability companies or evidences of any other ownership interest in any such entities, repurchase agreements, bonds, notes, equity (including the capital stock or other equity interest in any direct or indirect subsidiary of the Company), indebtedness and other securities, of whatsoever kind and nature, not hereafter paid or delivered to, deposited with or held by the Trustee hereunder or required so to be;

     (2) all contracts, leases, operating agreements and other agreements of whatsoever kind and nature; all contract rights, bills, notes and other instruments and chattel paper; all revenues, income and earnings, all accounts, accounts receivable and unbilled revenues, and all rents, tolls, issues, product and profits, claims, credits, demands and judgments; and all patents, patent licenses and other patent rights, patent applications, trade names, trademarks, copyrights and other intellectual property, domain names, claims, credits, choses in action and other intangible property and general intangibles, including computer software;

     (3) all automobiles, buses, trucks, truck cranes, tractors, trailers and similar vehicles and movable equipment; all rolling stock, rail cars and other railroad equipment; all vessels, boats, barges and other marine equipment; all airplanes, helicopters, aircraft engines and other flight equipment in each case evidenced by certificates of title; all parts, accessories and supplies used in connection with any of the foregoing; and all personal property of such character that the perfection of a security interest therein or other Lien thereon is not governed by the Uniform Commercial Code as in effect in the jurisdiction in which such property is located;

     (4) all goods, stock in trade, wares, merchandise and inventory held for the purpose of sale or lease in the ordinary course of business; all materials, supplies, inventory and other items of personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation or ownership of the Mortgaged Property; all fuel, whether or not any such fuel is in a form consumable in the operation or ownership of the Mortgaged Property, including separate components of any fuel in the forms in which such components exist at any time before, during or after the period of the use thereof as fuel; all hand and other portable tools and equipment; all furniture and furnishings; and computers and data processing, data storage, data transmission, accounting, telecommunications and other facilities, equipment, supplies and apparatus, which, in any case, are used primarily for administrative or clerical purposes or are otherwise not necessary for the operation or maintenance of the facilities, machinery, equipment or fixtures described or referred to in clause
(b), (c) or (d) of Granting Clause First of this Indenture;

     (5) all coal, ore, gas, oil and other minerals and all timber, and all rights and interests in any of the foregoing, whether or not such minerals or timber shall have been mined or extracted or otherwise separated from the land; and all electric energy, gas (natural or artificial), steam, water and other products generated, produced, manufactured, purchased or otherwise acquired by the Company;

     (6) all property which is the subject of a lease agreement designating the Company as lessee and all right, title and interest of the Company in and to such property and in, to and under such lease agreement, whether or not such lease agreement is intended as security;

     (7) all (a) property, real, personal or mixed located in a jurisdiction other than a Subject Jurisdiction or (b) personal property in a Subject Jurisdiction with respect to which the granting of a Lien therein pursuant to this Indenture by the Company would require any consent or approval of, registration or filing with, or any other action by, any state or local Governmental Authority in any jurisdiction which is contiguous to such Subject Jurisdiction (but which is not a Subject Jurisdiction) which shall not have been obtained; and

     (8) any of the certificates, franchises, grants, immunities, privileges, and rights granted by any Governmental Authority of the State of Michigan or the State of Nebraska, or any political subdivision thereof, described in clause (f) of Granting Clause First of this Indenture which (i) would be breached by the grant of a security interest created therein pursuant to the terms of this Indenture or the assignment thereof, (ii) would require the consent of or notice to any such Governmental Authority prior to or after any such grant or assignment, or (iii) with respect to which the granting of a security interest or the assignment would be prohibited by applicable law;

     (9) any of the permits and rights granted by any railroad which (i) would be breached by the grant of a security interest created therein pursuant to the terms of this Indenture or the assignment thereof, (ii) would require the consent of or notice to such railroad prior to or after any such grant or assignment, or (iii) with respect to which the granting of a security interest or the assignment would be prohibited by applicable law;

     TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

     SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of this Indenture, as originally executed and delivered, (b) as to property acquired by the Company after the date of the execution and delivery of this Indenture, as originally executed and delivered, Liens existing or placed thereon at the time of the acquisition thereof or the time it becomes subject to the Lien of this Indenture, including Purchase Money Liens), and (c) Permitted Liens and all other Liens permitted to exist under Section 6.06;

     IN TRUST, NEVERTHELESS, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security; PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article VIII or Article XIII hereof, and if, thereafter, the principal of and premium, if any, and interest, if any, on the Securities shall have been duly paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 6.03 hereof, then and in that case this Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise this Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect; and

     IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts hereinafter set forth, and the Company hereby covenants and agrees to and with the Trustee, for the equal and ratable benefit of all Holders, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01.  GENERAL DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;

     (b) all other terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (c) all terms used herein without definition which are defined in the Uniform Commercial Code as in effect in any jurisdiction in which any portion of the Mortgaged Property is located shall have the meanings assigned to them therein with respect to such portion of the Mortgaged Property;

     (d) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as applied in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture, as originally executed and delivered; PROVIDED, HOWEVER, that in determining generally accepted accounting principles applicable to the Company, effect shall be given, to the extent required, to any order, rule or regulation of any Governmental Authority;

     (e) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

     (f) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

     (g)    words importing any gender include the other genders;

     (h) references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to;

     (i) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form;

     (j)    the word "or" is not exclusive;

     (k) the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; and

     (l) unless otherwise provided, references to agreements and other instruments shall be deemed to include all amendments and other modifications to such agreements and instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Indenture.

     "ACCOUNTANT" means a Person engaged in the accounting profession or otherwise qualified to pass on accounting matters (including, but not limited to, a Person certified or licensed as a public accountant, whether or not then engaged in the public accounting profession), which Person, unless required to be Independent, may be an employee or Affiliate of the Company.

     "ACT" has the meaning specified in Section 1.06 when used with respect to any Holder.

     "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct generally the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 10.15 to act on behalf of the Trustee to authenticate and deliver Securities of one or more series.

     "AUTHORIZED OFFICER" means the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company or any other duly authorized officer, agent or attorney-in-fact of the Company named in an Officer's Certificate signed by any of such officers.

     "AUTHORIZED PURPOSES" means the authentication and delivery of Securities, the release of property or the withdrawal of cash under any of the provisions of this Indenture.

     "BOARD OF DIRECTORS" means either the board of directors of the Company or any duly authorized committee of the board of directors.

     "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "BUSINESS DAY" when used with respect to any Place of Payment or any other particular location specified in the Securities or this Indenture, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in that Place of Payment are authorized or obligated by applicable law to close, except as may be otherwise specified as contemplated by Section 3.01.

     "COMMISSION" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture, as originally executed and delivered, such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a Successor Corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such Successor Corporation.

     "COMPANY REQUEST" or "COMPANY ORDER" means, respectively, a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

     "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any particular time this Indenture shall be administered, which office at the date of the execution and delivery of this Indenture, as originally executed and delivered, is 1 Bank One Plaza, Suite IL 1-0823, Chicago, Illinois 60670-0823.

     "CORPORATION" means a corporation, limited liability company, company, association, cooperative, joint-stock company or business trust.

     "COST" has the meaning specified in Section 1.03.

     "CUT-OFF DATE" means March 21, 2003.

     "DEFAULTED INTEREST" has the meaning specified in Section 3.07.

     "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as the Depositary by the Company pursuant to Section 3.01, which must be a clearing agency registered under the Exchange Act and, if so provided pursuant to Section 3.01 with respect to the Securities of a series, any successor to such Person. If at any time there is more than one such Person designated as Depositary, the "Depositary" shall mean, with respect to any series of Securities, the qualifying entity which has been appointed with respect to the Securities of that series.

     "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

     "ELIGIBLE OBLIGATIONS" means: (a) with respect to Securities denominated in Dollars, Government Obligations; or (b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities as contemplated by Section 3.01.

     "EVENT OF DEFAULT" has the meaning specified in Section 9.01.

     "EXCEPTED PROPERTY" has the meaning specified in the Granting Clauses of this Indenture.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

     "EXCHANGE RATE" has the meaning specified in Section 9.01.

     "EXPERT" means a Person which is an engineer, appraiser or other expert and which, with respect to any certificate to be signed by such Person and delivered to the Trustee, is qualified to pass upon the matters set forth in such certificate. For purposes of this definition, (a) "engineer" means a Person engaged in the engineering profession or otherwise qualified to pass upon engineering matters (including, but not limited to, a Person licensed as a professional engineer) and (b) "appraiser" means a Person engaged in the business of appraising property or otherwise qualified to pass upon the Fair Value or fair market value of property. An Expert shall be selected by an Authorized Officer and, except as otherwise required in Sections 4.02, 6.07,
7.06 and 7.08, may be an employee or Affiliate of the Company duly authorized by an Authorized Officer. The co-execution of an Expert's Certificate by an Authorized Officer shall be conclusive evidence of selection of such Expert.

     "EXPERT'S CERTIFICATE" means a certificate signed by an Authorized Officer and an Expert and delivered to the Trustee. The amount stated in any Expert's Certificate as to the Cost or Fair Value of property shall be conclusive and binding upon the Company, the Trustee and the Holders.

     "EXPIRATION DATE" has the meaning specified in Section 1.06.

     "FAIR VALUE" means, with respect to property, the fair value of such property as may be determined by reference to (a) the amount which would be likely to be obtained in an arm's-length transaction with respect to such property between an informed and willing buyer and an informed and willing seller, under no compulsion, respectively, to buy or sell, (b) the amount of investment with respect to such property which, together with a reasonable return thereon, would be likely to be recovered through ordinary business operations or otherwise, (c) the Cost, accumulated depreciation and replacement cost with respect to such property, and/or (d) any other relevant factors; PROVIDED, HOWEVER, that (i) the Fair Value of property shall be determined without deduction for any Liens on such property prior to the Lien of this Indenture (except as otherwise provided in Section 7.03), and (ii) the Fair Value to the Company of Property Additions shall not reflect any reduction relating to the fact that such Property Additions may be of less value to a Person which is not the owner or operator of the Mortgaged Property or any portion thereof than to a Person which is such owner or operator. Fair Value may be determined without physical inspection, by the use of accounting and engineering records and other data maintained by the Company or otherwise available to the Expert certifying the same.

     "FUNDED CASH" has the meaning specified in Section 1.02.

     "FUNDED PROPERTY" has the meaning specified in Section 1.02.

     "GLOBAL SECURITY" means a Security evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee and registered in the name of such Depositary or nominee.

     "GOVERNMENTAL AUTHORITY" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

     "GOVERNMENT OBLIGATIONS" means:

     (a) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either of clause
(i) or (ii) above, is not callable or redeemable at the option of the issuer thereof; and

     (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; PROVIDED, HOWEVER, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to Federal or State supervision or examination with a combined capital and surplus of at least Fifty Million Dollars ($50,000,000); and PROVIDED, FURTHER, that except as may be otherwise required by applicable law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

     "HOLDER" means a Person in whose name a Security is registered in the Security Register.

     "INDENTURE" means this instrument as originally executed and delivered and as it may from time to time be supplemented or amended by one or more indentures or other instruments supplemental hereto entered into pursuant to the applicable provisions hereof. The term "Indenture" shall also include the terms of any particular series of Securities established as contemplated by Section 3.01.

     "INDEPENDENT" means, when applied to any Accountant or Expert, such a Person who (a) is in fact independent, (b) does not have any direct material financial interest in the Company or in any other obligor upon the Securities or in any Affiliate of the Company or of such other obligor, (c) is not connected with the Company or such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or any person performing similar functions, and (d) is approved by the Trustee in the exercise of reasonable care. The acceptance by the Trustee of an opinion or certificate of an Independent Person shall be sufficient evidence that such Independent Person has been approved by the Trustee.

     "INDEPENDENT EXPERT'S CERTIFICATE" means a certificate signed by an Independent Expert and delivered to the Trustee.

     "INITIAL SERIES" means the series of Securities, designated as the 2003 Series A Bonds due May 15, 2006, and initially authenticated and delivered in the aggregate principal amount of Four Hundred and Thirty Million Dollars ($430,000,000), established in the First Supplemental Indenture between the Company and the Trustee, to this Indenture, the form and terms of which are established in the Officer's Certificate issued by the Company pursuant to the First Supplemental Indenture.

     "INTEREST PAYMENT DATE", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "INVESTMENT SECURITIES" means any of the following obligations or securities on which neither the Company, any other obligor on the Securities nor any Affiliate of either is the obligor: (a) Government Obligations; (b) interest bearing deposit accounts (which may be represented by certificates of deposit) in any national or state bank (which may include the Trustee or any Paying Agent, or any of their Affiliates) or savings and loan association which has outstanding securities rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (c) bankers' acceptances drawn on and accepted by any commercial bank (which may include the Trustee or any Paying Agent or any of their Affiliates) which has outstanding securities rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (d) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, any State or Territory of the United States or the District of Columbia, or any political subdivision of any of the foregoing, which are rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (e) bonds or other obligations of any agency or instrumentality of the United States; (f) corporate debt securities which are rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (g) repurchase agreements with respect to any of the foregoing obligations or securities with any banking or financial institution (which may include the Trustee or any Paying Agent or any of their Affiliates) which has outstanding securities rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (h) securities issued by any regulated investment company (including any investment company for which the Trustee, any Paying Agent, or any of their

Affiliates is the advisor or provides other services, including One Group(R) funds or any successors thereto), as defined in Section 851 of the Internal Revenue Code of 1986, as amended, or any successor Section of such Code or successor federal statute, provided that the portfolio of such investment company is limited to obligations or securities of the character and investment quality contemplated in clauses (a) through (f) above and repurchase agreements which are fully collateralized by any of such obligations or securities; and (i) any other obligations or securities which may lawfully be purchased by the Trustee in its capacity as such.

     "LIEN" means any mortgage, deed of trust, pledge, security interest, encumbrance, easement, lease, reservation, restriction, servitude, charge or similar right and any other lien of any kind, including the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement.

     "MATURITY" means, when used with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

     "MICHIGAN GAS UTILITIES INDENTURE" means the Indenture of Mortgage and Deed of Trust, dated July 1, 1951, between Michigan Gas Utilities Company and Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as trustees.

     "MORTGAGED PROPERTY" means, as of any particular time, all property which at such time is subject to the Lien of this Indenture.

     "NOTICE OF DEFAULT" has the meaning specified in Section 9.01.

     "OFFICER'S CERTIFICATE" means a certificate signed by an Authorized Officer and delivered to the Trustee.

     "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company or other counsel acceptable to the Trustee and who may be an employee or Affiliate of the Company.

     "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 9.02. "INTEREST" when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

     (a) Securities theretofore canceled or delivered to the Securities Registrar or the Trustee for cancellation;

     (b) Securities deemed to have been paid for all purposes of this Indenture in accordance with Section 8.01 (whether or not the Company's indebtedness in respect thereof shall be satisfied and discharged for any other purpose); and

     (c) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities under this Indenture, or the Outstanding Securities of any series or Tranche, have given, made or taken any request, demand, authorization, direction, notice, consent, election, waiver or other action hereunder or whether or not a quorum is present at a meeting of Holders, as of any date, (i) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding for such purpose shall be the amount of the principal thereof which would be due and payable as of such date of determination upon a declaration of acceleration of the Maturity thereof to such date pursuant to Section 9.02; (ii) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 3.01; (iii) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 3.01, of the principal amount of such Security (or, in the case of a Security described in clause (i) or (ii) above, of the amount determined as provided in such clause); and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such obligor or such Affiliate owns all Securities Outstanding under this Indenture, or all Outstanding Securities of each such series and each such Tranche, as the case may be, determined without regard to this clause (iv)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, election, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "PAYING AGENT" means any Person, including the Company or any of its Affiliates, authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

     "PERIODIC OFFERING" means an offering of Securities of a series from time to time any or all of the specific terms of which Securities, including the rate or rates of interest, if any, thereon, the Stated Maturity or Stated Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for the authentication and delivery of such Securities by the Trustee, all as contemplated in Section 3.01 and clause (b) of Section 4.01.

     "PERMITTED LIENS" means, as of any particular time, any of the following:

     (a) Liens for taxes, assessments and other governmental charges or requirements which are not delinquent or which are being contested in good faith by appropriate proceedings;

     (b) mechanics', workmen's, repairmen's, materialmen's, warehousemen's and carriers' Liens, other Liens incident to construction, improvement, repair or maintenance of property, Liens or privileges of any officers or employees of the Company for compensation earned which is not delinquent, and other Liens, including Liens for worker's compensation awards, arising in the ordinary course of business for charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings;

     (c) Liens in respect of attachments, judgments or awards arising out of judicial or administrative proceedings (i) in an amount not exceeding the greater of (A) Five Million Dollars ($5,000,000) and (B) three percent (3%) of the sum of (1) the principal amount of the Securities Outstanding at the time such Lien arises and (2) the principal amount of prior Lien obligations at the time such Lien arises, or (ii) with respect to which the Company shall (A) in good faith be prosecuting an appeal or other proceeding for review and with respect to which the Company shall have secured a stay of execution pending such appeal or other proceeding or (B) have the right to prosecute an appeal or other proceeding for review;

     (d) easements, leases, reservations or other rights of others in, on, over or across, and laws, regulations and restrictions affecting, and defects, irregularities, deficiencies, exceptions and limitations in title to, the Mortgaged Property or any part thereof; PROVIDED, HOWEVER, that such easements, leases, reservations, rights, laws, regulations, restrictions, defects, irregularities, deficiencies, exceptions and limitations do not or, following cure by or on behalf of the Company through the exercise of eminent domain, will not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company;

     (e) restrictions, servitudes, charges, defects, irregularities, exceptions and limitations in title to property subject to rights-of-way in favor of the Company or otherwise or used or to be used by the Company primarily for right-of-way purposes or property held by the Company under lease, easement, license or similar right; PROVIDED, HOWEVER, that (i) the Company shall have obtained from the apparent owner or owners of such property a sufficient right, by the terms of the instrument granting such right-of-way, lease, easement, license or similar right, to the use thereof for the purposes for which the Company acquired the same, (ii) the Company has power under eminent domain or similar statutes to remove such defects, irregularities, exceptions or limitations or the right to cause another Person to do so, or (iii) such defects, irregularities, exceptions and limitations may be otherwise remedied without undue effort or expense; and defects, irregularities, exceptions and limitations in title to flood lands, flooding rights or water rights;

     (f) Liens securing indebtedness or other obligations neither created, assumed nor guaranteed by the Company, nor on account of which it customarily pays interest, upon real property or rights in or relating to real property of the Company existing at the date of execution and delivery of this Indenture, as originally executed and delivered, or, as to property thereafter acquired, at the time of the acquisition thereof by the Company;

     (g) leases existing at the date of the execution and delivery of this Indenture, as originally executed and delivered, affecting properties owned by the Company at such date and renewals and extensions thereof; and leases affecting such properties entered into after such date or affecting properties acquired by the Company after such date which, do not in the aggregate materially impair the use by the Company of such properties considered as a whole for the purpose for which they are held by the Company;

     (h) Liens vested in lessors, licensors, franchisors, permitters or others for rent or other amounts to become due or for other obligations or acts to be performed, the payment of which rent or the performance of which other obligations or acts is required under leases, subleases, licenses, franchises or permits, so long as the payment of such rent or other amounts or the performance of such other obligations or acts is not delinquent or is being contested in good faith and by appropriate proceedings;

     (i) controls, restrictions, obligations, duties or other burdens imposed by applicable laws upon the Mortgaged Property or any part thereof or the operation or use thereof or upon the Company with respect to the Mortgaged Property or any part thereof or the operation or use thereof or with respect to any franchise, grant, license, permit or public purpose requirement, or any rights reserved to or otherwise vested in Governmental Authorities to impose any such controls, restrictions, obligations, duties or other burdens;

     (j) rights which Governmental Authorities may have by virtue of franchises, grants, licenses, permits or contracts, or by virtue of applicable law, to purchase, recapture or designate a purchaser of or order the sale of the Mortgaged Property or any part thereof, to terminate franchises, grants, licenses, permits, contracts or other rights or to regulate the property and business of the Company; and any and all obligations of the Company correlative to any such rights;

     (k) Liens required by applicable law (i) as a condition to the transaction of any business or the exercise of any privilege or license, (ii) to enable the Company to maintain self-insurance or to participate in any funds established to cover any insurance risks, (iii) in connection with workmen's compensation, unemployment insurance, social security, any pension or welfare benefit plan, or (iv) to share in the privileges or benefits required for companies participating in one or more of the arrangements described in clauses
(ii) and (iii) above;

     (l) Liens on the Mortgaged Property or any part thereof which are granted by the Company to secure (or to obtain letters of credit that secure) the performance of duties or public or statutory, bid or performance obligations or to secure, or serve in lieu of, surety, stay or appeal bonds;

     (m) rights reserved to or vested in others to take or receive any part of any coal, ore, gas, oil and other minerals, any timber or any electric capacity or energy, gas, water, steam and any other products, developed, produced, manufactured, generated, purchased or otherwise acquired or used by the Company or by others on property of the Company;

     (n) (i) rights and interests of Persons other than the Company arising out of contracts, agreements and other instruments to which the Company is a party and which relate to the common ownership or joint use of property; and
(ii) all Liens on the interests of Persons other than the Company in property owned in common by such Persons and the Company if and to the extent that the enforcement of such Liens would not adversely affect the interests of the Company in such property in any material respect;

     (o) any restrictions on assignment or requirements of any assignee to qualify as a permitted assignee or public utility or public service corporation or company;

     (p) any Liens which have been bonded for the full amount in dispute or for the payment of which other adequate security arrangements have been made;

     (q)    rights and interests granted pursuant to Section 7.02(c);

     (r) Liens granted on air or water pollution control, sewage or solid waste disposal, or other similar facilities of the Company in connection with the issuance of pollution control revenue bonds, in connection with financing the cost of, or the construction, acquisition, improvement, repair or maintenance of, such facilities;

     (s)    the Trustee's Lien;

     (t)    Prepaid Liens; and

     (u) the liens of the Michigan Gas Utilities Indenture, the UtiliCorp Indenture, or the St. Joseph Light & Power Indenture.

     "PERSON" means any natural person, company, corporation, cooperative, firm, joint venture, joint stock company, partnership, limited liability partnership, association, enterprise, limited liability company, business trust, trust, unincorporated organization, or other entity or organization, or any Governmental Authority.

     "PLACE OF PAYMENT" means, when used with respect to the Securities of any series, or any Tranche thereof, the place or places, specified as contemplated by Section 3.01, at which principal of and premium, if any, and interest, if any, on the Securities of such series or Tranche are payable.

     "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "PREPAID LIEN" means any Lien securing indebtedness for the payment, prepayment or redemption of which there shall have been irrevocably deposited in trust with the trustee or other holder of such Lien moneys or Investment Securities which (together with the interest reasonably expected to be earned from the investment and reinvestment in Investment Securities of the moneys or the principal of and interest on the Investment Securities so deposited) shall be sufficient for such purpose; PROVIDED, HOWEVER, that if such indebtedness is to be redeemed or otherwise prepaid prior to the stated maturity thereof, any notice requisite to such redemption or prepayment shall have been given in accordance with the instrument creating such Lien or irrevocable instructions to give such notice shall have been given to such trustee or other holder.

     "PROPERTY ADDITIONS" has the meaning specified in Section 1.03.

     "PURCHASE MONEY LIEN" means, with respect to any property (and any improvements or accessions thereto) being acquired or disposed of by the Company or being released from the Lien of this Indenture, a Lien on such property which:

     (a) is taken or retained by the transferor of such property to secure all or part of the purchase price thereof;

     (b) is granted to one or more Persons other than the transferor which, by making advances or incurring an obligation, give value to enable the grantor of such Lien to acquire rights in or the use of such property; or

     (c) otherwise constitutes a purchase money mortgage or a purchase money security interest under applicable law.

Without limiting the generality of the foregoing, for purposes of this Indenture, the term "Purchase Money Lien" shall be deemed to include any Lien described above whether or not such Lien shall have been granted prior to the acquisition, disposition or release of such property, or shall attach to or otherwise cover property other than the property being acquired, disposed of or released.

     "REDEMPTION DATE" means, when used with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

     "REDEMPTION PRICE" means, when used with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture, exclusive of unpaid interest.

     "REGULAR RECORD DATE" means, for the interest payable on any Interest Payment Date on the Securities of any series, the date specified for that purpose as contemplated by Section 3.01.

     "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, an officer assigned to administer corporate trust matters of the Trustee having direct responsibility for administration of this Indenture, and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "RETIRED SECURITIES" means any Securities authenticated and delivered under this Indenture which (a) no longer remain Outstanding by reason of the applicability of clause (a) or (b) in the definition of "Outstanding" (other than any Predecessor Security of any Security), (b) have not been made the basis under any of the provisions of this Indenture of one or more Authorized Purposes, and (c) have not been paid, redeemed, purchased or otherwise retired by the application thereto of Funded Cash.

     "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 3.05.

     "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

     "ST. JOSEPH LIGHT & POWER INDENTURE" means the Indenture of Mortgage and Deed of Trust, dated as of April 1, 1946, among St. Joseph Light & Power Company and Harris Trust and Savings Bank and Barlet Boder, as trustees.

     "STATED MATURITY" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date on which the principal of or interest on such Security, or such installment of principal or interest, is due and payable (without regard to any provision for redemption, prepayment, acceleration, purchase or extension).

     "SUBJECT JURISDICTIONS" shall mean the States of Michigan and Nebraska and any other States designated as "Subject Jurisdictions" in any indentures supplemental hereto.

     "SUCCESSOR CORPORATION" has the meaning specified in Section 12.01.

     "TRANCHE" means a group of Securities which (a) are of the same series, and
(b) have identical terms except as to principal amount or date of issuance.

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person.

     "TRUSTEE'S LIEN" has the meaning specified in Section 10.07.

     "UNITED STATES" means the United States of America, its Territories, its possessions and other areas subject to its political jurisdiction.

     "UTILICORP INDENTURE" means the General Mortgage Indenture and Deed of Trust, dated September 15, 1988, between UtiliCorp United Inc., now known as the Company and Commerce Bank of Kansas City, N.A., as trustee.

     SECTION 1.02.  FUNDED PROPERTY; FUNDED CASH.

     "FUNDED PROPERTY" means:

     (a)    all Mortgaged Property owned by the Company as of the Cut-Off Date;

     (b) all Property Additions after the Cut-Off Date to the extent required to cause the principal amount of Securities Outstanding and outstanding obligations secured by a Lien prior to the Lien of this Indenture to equal 70% of the Cost or Fair Value to the Company (whichever shall be less) of the Mortgaged Property; PROVIDED, HOWEVER, that all Property Additions after the Cut-Off Date shall be presumed to be Funded Property until the Company delivers to the Trustee an Independent Expert's Certificate evidencing that the principal amount of Securities Outstanding and outstanding obligations secured by a lien prior to the Lien of this Indenture is equal to or greater than 70% of the Cost or Fair Value to the Company (whichever shall be less) of the Mortgaged Property; PROVIDED, FURTHER, that all Property Additions identified in such Independent Expert's Certificate as not required to meet the foregoing threshold shall not constitute Funded Property;

     (c) all Property Additions to the extent that the same shall have been made the basis of the authentication and delivery of Securities under this Indenture pursuant to Section 4.02;

     (d) all Property Additions to the extent that the same shall have been made the basis of the release of property from the Lien of this Indenture pursuant to Section 7.03;

     (e) all Property Additions to the extent that the same shall have been substituted for Funded Property retired pursuant to Section 7.02;

     (f) all Property Additions to the extent that the same shall have been made the basis of the withdrawal of cash held by the Trustee pursuant to Section
4.04 or 7.05; and

     (g) all Property Additions to the extent that the same shall have been used as the basis of a credit against, or otherwise in satisfaction of, the requirements of any sinking, improvement, maintenance, replacement or similar fund or analogous provision established with respect to the Securities of any series, or any Tranche thereof, as contemplated by Section 3.01; PROVIDED, HOWEVER, that any such Property Additions shall cease to be Funded Property when all of the Securities of such series or Tranche shall have been paid.

     In the event that in any certificate filed with the Trustee in connection with any of the transactions referred to in clauses (a), (b), (c), (d), (f) and
(g) of this Section, only a part of the Cost or Fair Value of the Property Additions, as applicable, described in such certificate shall be required for the purposes of such certificate, then such Property Additions shall be deemed to be Funded Property only to the extent so required for the purpose of such certificate.

     All Funded Property that shall be abandoned, destroyed, released or otherwise disposed of shall for the purpose of Section 1.03 hereof be deemed Funded Property retired and for other purposes of this Indenture shall thereupon cease to be Funded Property but as in this Indenture provided may at any time thereafter again become Funded Property. Neither any reduction in the cost or book value of property recorded in the plant account of the Company, nor the transfer of any amount appearing in such account to intangible and/or adjustment or expense accounts, otherwise than in connection with actual retirements of physical property abandoned, destroyed, released or disposed of, and otherwise than in connection with the removal of such property in its entirety from plant account, shall be deemed to constitute a retirement of Funded Property.

     The Company may make allocations, on a pro-rata or other reasonable basis (including, but not limited to, the designation of specific properties or the designation of all or a specified portion of the properties reflected in one or more generic accounts or subaccounts in the Company's books of account), for the purpose of determining the extent to which fungible properties, or other properties not otherwise identified, reflected in the same generic account or subaccount in the Company's books of account constitute Funded Property or Funded Property retired.

     "FUNDED CASH" means:

     (a) cash, held by the Trustee hereunder, to the extent that it represents the proceeds of insurance on Mortgaged Property (except as otherwise provided in Section 6.07), or cash deposited in connection with the release of Mortgaged Property pursuant to Article VII, or the payment of the principal of, or the proceeds of the release of, obligations secured by a Lien prior to the Lien of this Indenture, including a Purchase Money Lien, and delivered to the Trustee pursuant to Article VII, all subject, however, to the provisions of
Section 6.07 and Section 7.05; and

     (b)    any cash deposited with the Trustee under Section 4.04.

     SECTION 1.03.  PROPERTY ADDITIONS; COST.

     (a) "PROPERTY ADDITIONS" means, as of any particular time, any item, unit or element of property which at such time is owned by the Company and is subject to the Lien of this Indenture; PROVIDED, HOWEVER, that Property Additions shall not include:

     (i) goodwill, going concern value rights or intangible property except as provided in clause (c) of this Section;

     (ii) any property subject to the Lien of this Indenture on the Cut-Off Date; or

     (iii) any property, the cost of acquisition or construction of which is, in accordance with generally accepted accounting principles, properly chargeable to an operating expense account of the Company.

     (b) When any Property Additions are certified to the Trustee as the basis of any Authorized Purpose (except as otherwise provided in Section 7.03 and Section 7.05):

     (i) there shall be deducted from the Cost or Fair Value to the Company thereof, as the case may be (as of the date so certified), an amount equal to the Cost (or as to Property Additions of which the Fair Value to the Company at the time the same became Funded Property was certified to be an amount less than the Cost as determined pursuant to this Section, then such Fair Value, as so certified, in lieu of
            Cost) of all Funded Property of the Company retired to the date of such certification (other than the Funded Property, if any, in connection with the application for the release of which such certificate is filed) and not theretofore deducted from the Cost or Fair Value to the Company of Property Additions theretofore certified to the Trustee; and

     (ii) there may, at the option of the Company, be added to such Cost or Fair Value, as the case may be, the sum of:

            (A) the principal amount of any obligations secured by a Purchase Money Lien, not theretofore so added and which the Company then elects so to add, which shall theretofore have been delivered to the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture as the basis of the release of Funded Property retired from the Lien of this Indenture or such prior Lien, as the case may be;

            (B) ten-sevenths (10/7) of the amount of any cash, not theretofore so added and which the Company then elects so to add, which shall theretofore have been delivered to the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture the proceeds of insurance on Funded Property retired (to the extent of the portion thereof deemed to be Funded
                  Cash) or as the basis of the release of Funded Property retired from the Lien of this Indenture or from such prior Lien, as the case may be;

            (C) ten-sevenths (10/7) of the principal amount of any Security or Securities, or portion of such principal amount, not theretofore so added and which the Company then elects so to add, which shall theretofore have been delivered to the Trustee as the basis of the release of Funded Property retired;

            (D) the Cost or Fair Value to the Company (whichever shall be less), after making any deductions and any additions pursuant to this Section, of any Property Additions, not theretofore so added and which the Company then elects so to add, which shall theretofore have been made the basis of the release of Funded Property retired (such Fair Value to be the amount shown in the Expert's Certificate delivered to the Trustee in connection with such release); and

            (E) the Cost to the Company of any Property Additions not theretofore so added and which the Company then elects so to add, to the extent that the same shall have been substituted for Funded Property retired;

PROVIDED, HOWEVER, that the aggregate of the amounts added under clause (ii) above shall in no event exceed the amounts deducted under clause (i) above.

     Except as otherwise provided in Section 7.03, the term "COST" with respect to Property Additions shall mean the sum of (A) any cash delivered in payment therefor or for the acquisition thereof, (B) an amount equivalent to the fair market value in cash (as of the date of delivery) of any securities or other property delivered in payment therefor or for the acquisition thereof, (C) the principal amount of any obligations secured by prior Liens upon such Property Additions outstanding at the time of the acquisition thereof, (D) the principal amount of any other obligations incurred or assumed in connection with the payment for such Property Additions or for the acquisition thereof, and (E) any other amounts which, in accordance with generally accepted accounting principles, are properly charged or chargeable to the plant or other property accounts of the Company with respect to such Property Additions as part of the cost of construction or acquisition thereof, including any allowance for funds used during construction or any similar or analogous amount; PROVIDED, HOWEVER, that, notwithstanding any other provision of this Indenture:

            (1) with respect to Property Additions owned by a Successor Corporation immediately prior to the time it shall have become such by consolidation or merger or acquired by a Successor Corporation in or as a result of a consolidation or merger (excluding, in any case, Property Additions owned by the Company immediately prior to such time), Cost shall mean the amount or amounts at which such Property Additions are recorded in the plant or other property accounts of such Successor Corporation, or the predecessor corporation from which such Property Additions are acquired, as the case may be, immediately prior to such consolidation or merger;

            (2) with respect to Property Additions which shall have been acquired (otherwise than by construction) by the Company without any consideration consisting of cash, securities or other property or the incurring or assumption of indebtedness or other obligation, no determination of Cost shall be required, and, wherever in this Indenture provision is made for Cost or Fair Value, Cost with respect to such Property Additions shall mean an amount equal to the Fair Value to the Company thereof or, if greater, the aggregate amount reflected in the Company's books of account with respect thereto upon the acquisition thereof; and

            (3) in no event shall the Cost of Property Additions be required to reflect any depreciation or amortization in respect of such Property Additions, or any adjustment to the amount or amounts at which such Property Additions are recorded in plant or other property accounts due to the non-recoverability of investment or otherwise.

     (c) If any Property Additions are shown by the Expert's Certificate provided for in Section 4.02(b)(ii) to include property which has been used or operated by Persons other than the Company at any time in a business similar to that in which it has been or is to be used or operated by the Company, the Cost thereof need not be reduced by any amount in respect of any goodwill, going concern value rights or intangible property simultaneously acquired and in such case the term Property Additions as defined herein may include such goodwill, going concern value rights and intangible property.

     SECTION 1.04. COMPLIANCE CERTIFICATES AND OPINIONS. Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture; it being understood that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

     SECTION 1.05.  CONTENT AND FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     (a) Any Officer's Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and, insofar as it relates to and is dependent upon factual matters, upon a certificate or opinion of or representation by an officer of the Company stating that the information with respect to such factual matters is in possession of the Company and, insofar as it relates to or is dependent upon matters which are subject to verification by Accountants, upon a certificate or opinion of, or representations by, an Accountant, and, insofar as it relates to or is dependent upon matters which are required in this Indenture to be covered by a certificate or opinion of, or representations by, an Expert, upon the certificate or opinion of, or representations by, an Expert, unless, in any case, such officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate may be based as aforesaid are erroneous.

     Any Expert's Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company and which are not subject to verification by Experts, upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless such Expert has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous.

     Any certificate of an Accountant may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company and which are not subject to verification by Accountants, upon a certificate of, or representations by, an officer or officers of the Company, unless such Accountant has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous.

     Any Opinion of Counsel required to be delivered under this Indenture or any supplemental indenture may be based (without further examination or investigation), insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company, upon a certificate of, or representations by, an officer or officers of the Company, and, insofar as it relates to or is dependent upon matters which are subject to verification by Accountants upon a certificate or opinion of, or representations by, an Accountant, and, insofar as it relates to or is dependent upon matters required in this Indenture to be covered by a certificate or opinion of, or representations by, an Expert, upon the certificate or opinion of, or representations by, an Expert, unless such counsel has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous. In addition, any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon matters covered in an Opinion of Counsel rendered by other counsel, upon such other Opinion of Counsel, unless such counsel has actual knowledge that the Opinion of Counsel rendered by such other counsel with respect to the matters upon which his Opinion of Counsel may be based as aforesaid are erroneous. Further, any Opinion of Counsel with respect to the status of title to or the sufficiency of descriptions of property, the existence of Liens thereon, the recording or filing of documents, or any similar matters, may be based (without further examination or investigation) upon title insurance policies or commitments and reports, Lien search certificates and other similar documents, or unless, in any case, such counsel has actual knowledge that the document or documents with respect to the matters upon which his opinion may be based as aforesaid are erroneous. If, in order to render any Opinion of Counsel provided for herein, the signer thereof shall deem it necessary that additional facts or matters be stated in any Officer's Certificate, certificate of an Accountant or Expert's Certificate provided for herein, then such certificate may state all such additional facts or matters as the signer of such Opinion of Counsel may request. Any Opinion of Counsel may contain such assumptions and conditions as are customarily included in such Opinions of Counsel.

     (b) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     (c) Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer's Certificate, Expert's Certificate, Opinion of Counsel or other document or instrument, a material clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument shall be substituted therefor (unless such error or omission is not material in which case a new document or instrument may be substituted therefor) in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution or delivery thereof, such substitute document or instrument shall be deemed to have been executed or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefit of the Lien of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.

     SECTION 1.06. ACTS OF HOLDERS; RECORD DATES. Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders (including, a Depositary that is a Holder of a Global Security) may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of
Article XIV, or a combination of such instruments and any such record. A Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depositary's standing instructions and customary practices. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the

Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 10.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.06. The record of any meeting of Holders shall be proved in the manner provided in Section 14.06.

     The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee and the Company deem sufficient.

     The ownership of Securities shall be proved by the Security Register.

     Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, election, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in
Section 1.08.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 9.02,
(iii) any request to institute proceedings referred to in Section 9.11, or (iv) any direction referred to in Section 9.16, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.08.

     With respect to any record date set pursuant to this Section 1.06, the party hereto which sets such record dates may designate any day as the "EXPIRATION DATE" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.08, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section 1.06, the party hereto which set such record date shall be deemed to have initially designated the one hundred eightieth (180th) day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the one hundred eightieth (180th) day after the applicable record date.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     SECTION 1.07. NOTICES, ETC., TO TRUSTEE AND COMPANY. Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

     (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its principal corporate trust office; or

     (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of the Treasurer of the Company at the address of the Company's principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

     SECTION 1.08. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     SECTION 1.09. CONFLICT WITH TRUST INDENTURE ACT. If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

     SECTION 1.10. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.11. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.12. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.13. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.14. GOVERNING LAW. This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York (including Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall mandatorily govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of this Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property.

     SECTION 1.15. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officer's Certificate which establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section 1.15) payment of interest, if any, or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no additional interest shall accrue as the result of such delayed payment.

     SECTION 1.16. INVESTMENT OF CASH HELD BY TRUSTEES. Any cash held by the Trustee or any Paying Agent under any provision of this Indenture shall, except as otherwise provided in Section 7.05 or in Article VIII, at the request of the Company evidenced by a Company Order, be invested or reinvested in Investment Securities designated by the Company (such Company Order to contain a representation to the effect that the securities designated therein constitute Investment Securities), and any interest on such Investment Securities shall be promptly paid over to the Company as received free and clear of any Lien. Such Investment Securities shall be held subject to the same provisions hereof as the cash used to purchase the same, but upon a like request of the Company shall be sold, in whole or in designated part, and the proceeds of such sale shall be held subject to the same provisions hereof as the cash used to purchase the Investment Securities so sold. If such sale shall produce a net sum less than the cost of the Investment Securities so sold, the Company shall pay to the Trustee or any such Paying Agent, as the case may be, such amount in cash as, together with the net proceeds from such sale, shall equal the cost of the Investment Securities so sold, and if such sale shall produce a net sum greater than the cost of the Investment Securities so sold, the Trustee or any such Paying Agent, as the case may be, shall promptly pay over to the Company an amount in cash equal to such excess, free and clear of any Lien. In no event shall the Trustee be liable for any loss incurred in connection with the sale of any Investment Security pursuant to this Section.

     Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, interest on Investment Securities and any gain upon the sale thereof shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived, whereupon such interest and gain shall be promptly paid over to the Company free and clear of any Lien.

                                   ARTICLE II

                                 SECURITY FORMS

     SECTION 2.01. FORMS GENERALLY. The definitive Securities of each series shall be in substantially the form or forms established in an indenture supplemental hereto establishing such series, or in a Board Resolution establishing such series, or in an Officer's Certificate pursuant to such a supplemental indenture or Board Resolution, in any case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any Depositary therefor or the rules of any securities exchange or automated quotation system on which the Securities of such series may be listed, traded or quoted or as may, consistently herewith, be determined by the Authorized Officer executing such Securities, as evidenced by his or her execution thereof.

     The Securities of each series shall be issuable in registered form without coupons. The definitive Securities of each series shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange or automated quotation system on which the Securities of such series may be listed, traded or quoted, on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange or automated quotation system on which the Securities of such series may be listed, traded or quoted, all as determined by the Authorized Officer executing such Securities, as evidenced by his or her execution of such Securities.

     SECTION 2.02.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     The Trustee's certificates of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication:                                                        ,
                         --------------------       ---------------------------
                                                                      As Trustee

                                                    By:
                                                       -------------------------
                                                         Authorized Signatory

                                   ARTICLE III

                                 THE SECURITIES

     SECTION 3.01. AMOUNT UNLIMITED; ISSUABLE IN SERIES. Subject to the provisions of Article IV, the aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series each of which may be issued in Tranches. Subject to the penultimate paragraph of this Section, prior to the authentication and delivery of Securities of any series there shall be established by specification in a supplemental indenture or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or a Board Resolution:

     (a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series);

     (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 3.04, 3.05, 3.06 or 5.07 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

     (c) the Persons (without specific identification) to whom interest on Securities of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest;

     (d) the date or dates on which the principal of the Securities of such series, or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or indices or other facts or events ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

     (e) the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined, by reference to an index or indices or other facts or events ascertainable outside of this Indenture or otherwise; the date or dates from which such interest shall accrue or any formulary or other method or other means (including by reference to facts or events ascertainable outside of this Indenture) by which such date or dates shall be determined; the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Securities on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 3.10;

     (f) the place or places at which and/or the methods (if other than as provided elsewhere in this Indenture) by which (i) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable, (ii) registration of transfer of Securities of such series, or any Tranche thereof, may be effected, (iii) exchanges of Securities of such series, or any Tranche thereof, may be effected and (iv) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served; the Security Registrar and any Paying Agent or Agents for such series or Tranche; and, if such is the case, that the principal of such Securities shall be payable without the presentment or surrender thereof;

     (g) the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company;

     (h) the obligation or obligations, if any, of the Company to redeem or purchase the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or mandatory redemption provisions or any other analogous provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and applicable exceptions to the requirements of Section 5.04 in the case of mandatory redemption or redemption at the option of the Holder;

     (i) the denominations in which Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of One Thousand Dollars ($1,000) and any integral multiple thereof;

     (j) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than in Dollars); it being understood that, for purposes of calculations under this Indenture (including calculations of principal amount under Article IV), any amounts denominated in a currency other than Dollars or in a composite currency shall be converted to Dollar equivalents by calculating the amount of Dollars which could have been purchased by the amount of such other currency based on such quotations or methods of determination as shall be specified pursuant to this clause (j);

     (k) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the coin or currency in which payment of any amount as to which such election is made will be payable, the period or periods within which, and the terms and conditions upon which, such election may be made; it being understood that, for purposes of calculations under this Indenture (including calculations of principal amount under Article IV), any such election shall be required to be taken into account, in the manner contemplated in clause (j) of this paragraph, only after such election shall have been made;

     (l) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made; it being understood that all calculations under this Indenture (including calculations of principal amount under Article IV) shall be made on the basis of the fair market value of such securities or the Fair Value of such other property, in either case determined as of the most recent practicable date, except that, in the case of any amount of principal or interest that may be so payable at the election of the Company or a Holder, if such election shall not yet have been made, such calculations shall be made on the basis of the amount of principal or interest, as the case may be, that would be payable if no such election were made;

     (m) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, may be determined with reference to an index or indices or other facts or events ascertainable outside of this Indenture, the manner in which such amounts shall be determined (to the extent not established pursuant to clause (e) of this paragraph);

     (n) if other than the principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 9.02;

     (o) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

     (p) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency such as the European Currency Unit, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in
Section 8.01;

     (q) if the Securities of such series, or any Tranche thereof, are to be issued in whole or in part in the form of one or more Global Securities, (i) any limitations on the rights of the Holder or Holders of such Global Securities to transfer or exchange the same or to obtain the registration of transfer thereof,
(ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of temporary form, (iii) any limitations on the rights of beneficial owners of interests in such Global Securities to transfer or exchange the same, including the circumstances under which any such changes may occur, if other than in the manner provided in
Section 3.05, (iv) the Depositary for such Global Security or Securities, and
(v) any and all other matters incidental to such Securities;

     (r) if the Securities of such series, or any Tranche thereof, are to be issuable as bearer securities, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause
(d) of Section 13.01;

     (s) to the extent not established pursuant to clause (q) of this paragraph, any limitations on the rights of the Holders of the Securities of such series, or any Tranche thereof, to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;

     (t) any exceptions to Section 1.15, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof;

     (u) the terms of any sinking, improvement, maintenance, replacement or analogous fund for any series;

     (v) any other terms of the Securities of such series, or any Tranche thereof which terms shall not be inconsistent with the provisions of this Indenture; and

     (w) any provisions permitted by this Indenture relating to covenants by the Company with respect to the Securities of such Series.

     With respect to Securities of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution which establishes such series, or the Officer's Certificate pursuant to such supplemental indenture or Board Resolution, as the case may be, may provide general terms or parameters for Securities of such series and provide either that the specific terms of Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated by clause (b) of Section 4.01.

     All Securities of a series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution, and set forth in the Officer's Certificate (subject to Section 3.03), or in any supplemental indenture, required under this Section 3.01.

     If any of the terms of the Securities of any series, including the form of Security of such series, are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary or other Authorized Officer of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such series of Securities. Unless otherwise provided, a series may be reopened, without the consent of the Holders, for increases in the aggregate principal amount of such series of Securities and issuances of additional Securities of such series; provided that such additional Securities will rank equally with the Securities of the series previously issued in all respects (except for the payment of interest accrued on or prior to the issue date of such additional Securities or except for the first payment of interest following the issue date of such additional Securities) so that such additional Securities will be consolidated and form a single series with the Securities of the series previously issued and will have the same terms as to status, redemption and otherwise. No additional Securities may be issued if an Event of Default under the Indenture has occurred and is continuing with respect to the Securities.

     Anything herein to the contrary notwithstanding, the Trustee shall be under no obligation to authenticate and deliver Securities of any series the terms of which, established as contemplated by this Section, would affect the rights, duties, obligations, liabilities or immunities of the Trustee under this Indenture or otherwise.

     SECTION 3.02.  DENOMINATIONS. Unless otherwise provided as contemplated by
Section 3.01 with respect to any series of Securities, or any Tranche thereof, the Securities of each series shall be issuable in denominations of One Thousand Dollars ($1,000) and any integral multiple thereof.

     SECTION 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of the Company by an Authorized Officer and need not be attested or have its corporate seal reproduced thereon. The signature of an Authorized Officer on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at time of execution the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, or any Tranche thereof, each Security shall be dated the date of its authentication.

     Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, or any Tranche thereof, no Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if (a) any Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, (b) the Company shall deliver such Security to the Security Registrar for cancellation or shall cancel such Security and deliver evidence of such cancellation to the Trustee, in each case as provided in Section 3.09, and (c) the Company, at its election, shall deliver to the Trustee a written statement (which need not comply with Section 1.04 and need not be accompanied by an Officer's Certificate or an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, then, for all purposes of this Indenture, such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

     SECTION 3.04. TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series, or any Tranche thereof, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     Except as otherwise specified as contemplated by Section 3.01 with respect to the Securities of any series, or any Tranche thereof, after the preparation of definitive Securities of such series or Tranche, the temporary Securities of such series or Tranche shall be exchangeable, without charge to the Holder thereof, for definitive Securities of such series or Tranche upon surrender of such temporary Securities at the office or agency of the Company maintained pursuant to Section 6.02 in a Place of Payment for such Securities. Upon such surrender of temporary Securities for cancellation, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under the Indenture as definitive Securities of such series.

     SECTION 3.05. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. The Company shall cause to be kept, with respect to the Securities of each series, or any Tranche thereof, at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series or Tranche and the registration of transfer thereof. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided. If any indenture supplemental hereto refers to any transfer agents (in addition to the Security Registrar) initially designated by the Company with respect to any series of Securities, the Company may at any time rescind the designation of any such transfer agent or approve a change in the location through which such transfer agent acts, provided that the Company maintains a transfer agent in each Place of Payment for such series. The Company may at any time designate additional transfer agents with respect to the Securities of any series, or any Tranche thereof.

     Upon surrender for registration of transfer of any Security of such series or Tranche at the office or agency of the Company in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

     Except as otherwise specified as contemplated by Section 3.01 with respect to the Securities of any series, or any Tranche thereof, any Security of such series or Tranche (other than a Global Security) may be exchanged at the option of the Holder, for one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Notwithstanding the foregoing exchange provisions, and except as otherwise specified in or contemplated by Section 3.01, a Global Security of any series shall be exchangeable pursuant to this Section 3.05 for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. A Global Security shall be exchangeable pursuant to this Section if (a) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act, (b) the Company executes and delivers to the Trustee an Officer's Certificate providing that such Global Security shall be so exchangeable, or (c) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Securities so issued in exchange for a Global Security shall be of the same series, of like tenor, in authorized denominations and in the aggregate having the same principal amount as the Global Security exchanged, and shall be registered in such names as the Depositary for such Global Security shall direct.

     None of the Company, the Trustee or any Paying Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

     Unless otherwise specified as contemplated by Section 3.01 with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 5.07 or
13.06 not involving any transfer.

     Neither the Trustee nor the Company shall be required, pursuant to the provisions of this Section 3.05, (i) to issue, register the transfer of or exchange any Securities of any series (or of any Tranche thereof) during a period beginning at the opening of business fifteen (15) days before the day of the mailing of a notice of redemption of any such Securities of such series or Tranche selected for redemption under Section 5.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, any portion not to be redeemed.

     SECTION 3.06. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them and any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding and shall cancel and destroy such mutilated Security.

     If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security, and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security is held by a Person purporting to be the owner of such Security, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding. If, after the delivery of such new Security, a bona fide purchaser of the original Security in lieu of which such new Security was issued presents for payment or registration such original Security, the Trustee shall be entitled to recover such new Security from the party to whom it was delivered or any party taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Company and the Trustee in connection therewith and shall cancel and destroy such new Security.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of counsel to the Company and the fees and expenses of the Trustee, its agents and counsel) connected therewith.

     Every new Security of any series issued pursuant to this Section 3.06 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 3.07. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Except as otherwise provided as contemplated by Section 3.01 with respect to the Securities of any series, or any Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, or any Tranche thereof, except that, unless otherwise provided in the Securities of such series, or any Tranche thereof, interest payable on the Stated Maturity of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series which is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to
Section 3.01 with respect to the related series of Securities. Except in the case of a Global Security, at the option of the Company, interest on any series of Securities may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Security Register of such series or
(ii) by wire transfer in immediately available funds at such place and to such account as designated in writing by the Person entitled thereto as specified in the Security Register of such series.

     Any Paying Agents will be identified in a supplemental indenture hereto. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent; PROVIDED, HOWEVER, the Company at all times will be required to maintain a Paying Agent in each Place of Payment for each series of Securities.

     Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, any interest on any Security of any series which is payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause
(a) or (b) below:

     (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a date (herein called a "SPECIAL RECORD DATE") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause (a). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than thirty (30) days and not less than ten (10) days prior to the date of the proposed payment and not less than twenty-five (25) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall, not less than fifteen (15) days prior to such Special Record Date, cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 1.08, not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

     (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which such Securities may be listed, traded or quoted, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section 3.07 and Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 3.08. PERSONS DEEMED OWNERS. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections
3.05 and 3.07) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     All such payments so made to any such Person, or upon such Person's order, shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

     No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as holder of any Security.

     SECTION 3.09. CANCELLATION. All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.09, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with a Company Request.

     SECTION 3.10. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, or any Tranche thereof, interest on the Securities of each series shall be computed on the basis of a three hundred sixty (360)-day year of twelve (12) thirty (30)-day months and interest on the Securities of each series for any partial period shall be computed on the basis of a three hundred sixty (360)-day year of twelve
(12) thirty (30)-day months and the actual number of days elapsed in any partial month.

     SECTION 3.11. CUSIP NUMBERS. The Company in issuing the Securities may use "CUSIP" or other similar numbers (if then generally in use), and, if so, the Trustee or Security Registrar may use "CUSIP" or such other numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, in which case none of the Company or, as the case may be, the Trustee or the Security Registrar, or any agent of any of them, shall have any liability in respect of any CUSIP number used on any such notice, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in "CUSIP" numbers.

                                   ARTICLE IV

                             ISSUANCE OF SECURITIES

     SECTION 4.01. GENERAL. Subject to the provisions of Section 4.02, 4.03 or 4.04, whichever may be applicable, the Trustee shall authenticate and deliver Securities of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

     (a) the instrument or instruments establishing the form or forms and terms of such series, as provided in Sections 2.01 and 3.01;

     (b) a Company Order requesting the authentication and delivery of such Securities and, to the extent that the terms of such Securities shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or Board Resolution, all as contemplated by Section 3.01, either (i) establishing such terms, or (ii) in the case of Securities of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide for authentication and delivery pursuant to verbal or electronic instructions from the Company or any agent or agents thereof, which verbal instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments delivered pursuant to clause (a) above;

     (c) the Securities of such series, executed on behalf of the Company by an Authorized Officer;

     (d)    an Opinion of Counsel to the effect that:

     (i) the form or forms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

     (ii) the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

     (iii) when such Securities shall have been authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will constitute valid and binding obligations of the Company, entitled to the benefit of the Lien of this Indenture equally and ratably with all other Securities then Outstanding;

     PROVIDED, HOWEVER, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of such Securities (provided that such Opinion of Counsel addresses the authentication and delivery of all such Securities) and that, in lieu of the opinions described in clauses (ii) and (iii) above, counsel may opine that:

            (A) when the terms of such Securities shall have been established pursuant to one or more Company Orders or pursuant to such procedures as may be specified from time to time by one or more Company Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

            (B) when such Securities shall have been authenticated and delivered by the Trustee in accordance with this Indenture and the Company Order or Orders or the specified procedures referred to in paragraph (a) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will constitute valid and binding obligations of the Company, entitled to the benefit of the Lien of this Indenture equally and ratably with all other Securities then Outstanding;

     (e) an Officer's Certificate to the effect that, to the knowledge of the signer, no Event of Default has occurred and is continuing; PROVIDED, HOWEVER, that with respect to Securities of a series subject to a Periodic Offering, either (i) such an Officer's Certificate shall be delivered at the time of the authentication and delivery of each Security of such series, or (ii) the Officer's Certificate delivered at or prior to the time of the first authentication and delivery of the Securities of such series shall state that the statements therein shall be deemed to be made at the time of each, or each subsequent, authentication and delivery of Securities of such series; and

     (f) such other Opinions of Counsel, certificates and other documents as may be required under Section 4.02, 4.03 or 4.04, whichever may be applicable to the authentication and delivery of the Securities of such series.

     With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof, the validity thereof and the compliance of the authentication and delivery thereof with the terms and conditions of this Indenture, upon one or more Opinions of Counsel and the certificates and other documents delivered pursuant to this Article IV at or prior to the time of the first authentication and delivery of Securities of such series until any of such opinions, certificates or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any applicable law to which the Company is subject.

     Anything herein to the contrary notwithstanding, none of the conditions specified in Sections 4.02, 4.03 and 4.04 shall be required to be satisfied in connection with the initial authentication and delivery of the Securities of the Initial Series.

     SECTION 4.02.  ISSUANCE OF SECURITIES ON THE BASIS OF PROPERTY ADDITIONS.

     (a) Securities of any one or more series may be authenticated and delivered on the basis of Property Additions which do not constitute Funded Property in a principal amount not exceeding seventy percent (70%) of the balance of the Cost or the Fair Value to the Company of such Property Additions (whichever shall be less) after making any deductions and any additions pursuant to Section 1.03(b) except as otherwise specified in clause (b) of this Section 4.02.

     (b) Securities of any series shall be authenticated and delivered by the Trustee on the basis of Property Additions upon receipt by the Trustee of:

     (i) the documents with respect to the Securities of such series specified in Section 4.01;

     (ii) an Expert's Certificate dated as of a date not more than ninety (90) days prior to the date of the Company Order requesting the authentication and delivery of such Securities:

            (A) describing generally all property constituting Property Additions and designated by the Company, in its discretion, to be made the basis of the authentication and delivery of such Securities (such description of property to be made by reference, at the election of the Company, either to specified items, units or elements of property or portions thereof, on a percentage or Dollar basis, or to properties reflected in specified accounts or subaccounts in the Company's books of account or portions thereof, on a Dollar basis), and stating the Cost of such property;

            (B)   stating that all such property constitutes Property Additions;

            (C) stating that such Property Additions are desirable for use in the conduct of the business, or one of the businesses, of the Company;

            (D) stating that such Property Additions, to the extent of the Cost or Fair Value to the Company thereof (whichever is less) to be made the basis of the authentication and delivery of such Securities, do not constitute Funded Property;

            (E) stating, except as to Property Additions acquired, made or constructed wholly through the delivery of securities or other property or the incurrence of other obligations, that the amount of cash forming all or part of the Cost thereof was equal to or more than an amount to be stated therein;

            (F) briefly describing, with respect to any Property Additions acquired, made or constructed in whole or in part through the delivery of securities or other property or the incurrence of other obligations, the securities or other property so delivered or obligations so incurred and stating the date of such delivery or incurrence;

            (G) stating what part, if any, of such Property Additions includes property which within six months prior to the date of acquisition thereof by the Company had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and stating whether or not, in the judgment of the signers, the Fair Value thereof to the Company, as of the date of such certificate, is less than Twenty-Five Thousand Dollars ($25,000) and whether or not such Fair Value is less than one percent (1%) of the sum of the aggregate principal amount of Securities then Outstanding;

            (H) stating, in the judgment of the signers, the Fair Value to the Company, as of the date of such certificate, of such Property Additions, except any thereof with respect to the Fair Value to the Company of which a statement is to be made in an Independent Expert's Certificate pursuant to clause (iii) below;

            (I) stating the amount required to be deducted under Section 1.03(b)(i) and the amounts elected to be added under Section 1.03(b)(ii) in respect of Funded Property retired of the Company;

            (J) if any property included in such Property Additions is subject to a Lien of the character described (a) in clause (d) of the definition of Permitted Liens, stating that such Lien does not, in the judgment of the signers, materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company, or (b) in clause (g) of the definition of Permitted Liens, stating that such Lien does not, in the judgment of the signers, in the aggregate materially impair the use by the Company of such property, considered as a whole for the purposes for which it is held by the Company or (c) in clause (n)(ii) of the definition of Permitted Liens, stating that the enforcement of such Lien would not, in the judgment of the signers, adversely affect the interests of the Company in such property in any material respect;

            (K) stating the lower of the Cost or the Fair Value to the Company of such Property Additions, after the deductions therefrom and additions thereto specified in such Expert's Certificate pursuant to clause (I) above;

            (L) stating the amount equal to seventy percent (70%) of the amount required to be stated pursuant to clause (K) above; and

            (M) stating the aggregate principal amount of the Securities to be authenticated and delivered on the basis of such Property Additions (such amount not to exceed the amount stated pursuant to clause (L) above);

     (iii) in case any Property Additions are shown by the Expert's Certificate provided for in clause (ii) above to include property which, within six (6) months prior to the date of acquisition thereof by the Company, had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and such certificate does not show the Fair Value thereof to the Company, as of the date of such certificate, to be less than Twenty-Five Thousand Dollars ($25,000) or less than one percent (1%) of the sum of the aggregate principal amount of Securities then Outstanding, an Independent Expert's Certificate stating, in the judgment of the signer, the Fair Value to the Company, as of the date of such Independent Expert's Certificate, of
            (A) such Property Additions which have been so used or operated and (at the option of the Company) as to any other Property Additions included in the Expert's Certificate provided for in clause (ii) above, and (B) in case such Independent Expert's Certificate is being delivered in connection with the authentication and delivery of Securities, any property so used or operated which has been subjected to the Lien of this Indenture since the commencement of the then current calendar year as the basis for the authentication and delivery of Securities and as to which an Independent Expert's Certificate has not previously been furnished to the Trustee;

     (iv) in case any Property Additions are shown by the Expert's Certificate provided for in clause (ii) above to have been acquired, made or constructed in whole or in part through the delivery of securities or other property or the incurrence of an obligation, an Expert's Certificate stating, in the judgment of the signers, the fair market value in cash of such securities or other property or other obligation at the time of delivery thereof in payment for or for the acquisition of such Property Additions;

     (v) an Opinion of Counsel to the effect that this Indenture constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in such opinion, will constitute, a Lien on all the Property Additions to be made the basis of the authentication and delivery of such Securities, subject to no Lien thereon prior to the Lien of this Indenture except Permitted Liens; and the Company has the corporate authority to operate such Property Additions; and

     (vi) copies of the instruments of conveyance, assignment and transfer, if any, specified in the Opinion of Counsel provided for in clause (v) above.

     SECTION 4.03.  ISSUANCE OF SECURITIES ON THE BASIS OF RETIRED SECURITIES.

     (a) Securities of any one or more series may be authenticated and delivered on the basis of, and in an aggregate principal amount not exceeding the aggregate principal amount of, Retired Securities.

     (b) Securities of any series shall be authenticated and delivered by the Trustee on the basis of Retired Securities upon receipt by the Trustee of:

     (i) the documents with respect to the Securities of such series specified in Section 4.01; and

     (ii) an Officer's Certificate stating that Retired Securities, specified by series, in an aggregate principal amount not less than the aggregate principal amount of Securities to be authenticated and delivered, have theretofore been authenticated and delivered and, as of the date of such Officer's Certificate, constitute, or will constitute upon the application of the proceeds of issuance of the Securities to be authenticated and delivered on the basis of such Retired Securities to the repayment of the aggregate principal amount of such Retired Securities, Retired Securities and are the basis for the authentication and delivery of such Securities.

     SECTION 4.04.  ISSUANCE OF SECURITIES ON THE BASIS OF DEPOSIT OF CASH.

     (a) Securities of any one or more series may be authenticated and delivered on the basis of, and in an aggregate principal not exceeding the amount of, any deposit with the Trustee of cash for such purpose.

     (b) Securities of any series shall be authenticated and delivered by the Trustee on the basis of the deposit of cash when the Trustee shall have received, in addition to such deposit, the documents with respect to the Securities of such series specified in Section 4.01.

     (c) All cash deposited with the Trustee under the provisions of this Section shall be held by the Trustee as a part of the Mortgaged Property and may be withdrawn from time to time by the Company, upon application of the Company to the Trustee, in an amount equal to the aggregate principal amount of Securities to the authentication and delivery of which the Company shall be entitled under any of the provisions of this Indenture by virtue of compliance with all applicable provisions of this Indenture (except as hereinafter in this clause (c) otherwise provided).

     Upon any such application for withdrawal, the Company shall comply with all applicable provisions of this Indenture relating to the authentication and delivery of Securities except that the Company shall not in any event be required to deliver the documents specified in 4.01. Any withdrawal of cash under this clause (c) shall operate as a waiver by the Company of its right to the authentication and delivery of the Securities on which it is based and such Securities may not thereafter be authenticated and delivered hereunder. Any Property Additions which have been made the basis of any such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of the withdrawal of such cash and any Retired Securities which have been made the basis of any such right to the authentication and delivery of

Securities so waived shall be deemed to have been made the basis of the withdrawal of such cash.

     (d) If at any time the Company shall so direct, any sums deposited with the Trustee under the provisions of this Section may be used or applied to the purchase, payment or redemption of Securities in the manner and subject to the conditions provided in clauses (d) and (e) of Section 7.06.

                                    ARTICLE V

                            REDEMPTION OF SECURITIES

     SECTION 5.01. APPLICABILITY OF ARTICLE. Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by 3.01 for Securities of such series or Tranche) in accordance with this Article.

     SECTION 5.02. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, not less than forty-five (45) nor more than sixty
(60) days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series, or any Tranche thereof, to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

     SECTION 5.03. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. If less than all the Securities of any series, or any Tranche thereof, are to be redeemed (unless all the Securities of such series or Tranche and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series, or such Tranche, not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, or such Tranche, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series, or any Tranche thereof, and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series, or such Tranche, and of such specified tenor not previously called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

     The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed. If the Company shall so direct, Securities registered in the name of the Company or any Affiliate thereof, or owned of record and beneficially by, and not pledged by the Company or an Affiliate of the Company, shall not be included in the Securities selected for redemption.

     SECTION 5.04. NOTICE OF REDEMPTION. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his or her address appearing in the Security Register.

     With respect to Securities of each series, or any Tranche thereof, to be redeemed, each notice of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

     (a)    the Redemption Date;

     (b)    the Redemption Price;

     (c) if less than all the Outstanding Securities of any series, or any Tranche thereof, consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series, or any Tranche thereof, consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed;

     (d) that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after such date;

     (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 3.01 with respect to such Securities that such surrender shall not be required;

     (f)    that the redemption is for a sinking fund, if such is the case; and

     (g) such other matters as the Company shall deem desirable or appropriate.

With respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 8.01, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

     Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     SECTION 5.05. DEPOSIT OF REDEMPTION PRICE. On or before the Redemption Date specified in the notice of redemption given as provided in Section 5.04, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

     SECTION 5.06. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; PROVIDED, HOWEVER, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 3.01 with respect to such Security; and PROVIDED, FURTHER, that, except as otherwise specified as contemplated by
Section 3.01 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Record Date according to the terms of such Security and subject to the provisions of Section 3.07. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     SECTION 5.07. SECURITIES REDEEMED IN PART. Any Security (including any Global Security) which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE VI

                                    COVENANTS

     SECTION 6.01.  PAYMENT OF SECURITIES; LAWFUL POSSESSION; MAINTENANCE OF
LIEN.

     (a) The Company covenants and agrees that it will duly and punctually pay the principal of and any premium and interest on the Securities of each series in accordance with the terms of such Securities and this Indenture.

     (b) At the date of the execution and delivery of this Indenture, as originally executed and delivered, the Company is lawfully possessed of the Mortgaged Property.

     (c) The Company shall maintain and preserve the Lien of this Indenture so long as any Securities shall remain Outstanding, subject, however, to the provisions of Article VII and Article XIII.

     SECTION 6.02. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in each Place of Payment for the Securities of each series, or any Tranche thereof, an office or agency where Securities of that series or Tranche may be presented or surrendered for payment, where Securities of that series or Tranche may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series or Tranche and this Indenture may be served. The Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for such purpose. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency and prompt notice to the Holders of any such change in the manner specified in Section
1.08. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series, or any Tranche thereof, may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that, unless otherwise specified as contemplated by Section 3.01 with respect to the Securities of such series or Tranche, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 1.08, of any such designation or rescission and of any change in the location of any such other office or agency.

     Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

     SECTION 6.03. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it will, on or before each due date of the principal of or any premium or interest on any such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or any premium or interest on such Securities.

     Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it will provide to a Paying Agent a sum sufficient to pay the principal of or any premium or interest on such Securities, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

     The Company will cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 6.03, that such Paying Agent will:

     (a) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent;

     (b) give the Trustee notice of any default by the Company in the making of any payment of principal or any premium or interest on the Securities of that series; and

     (c) during the continuance of any default by the Company (or any other obligor upon such Securities), upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of such Securities.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall promptly be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, shall, upon receipt of a Company Request and at the expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 6.04. EXISTENCE. Subject to Article XII and the Company's ability to convert into a limited liability company, limited partnership or limited liability partnership or other legal entity under applicable law, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence. In connection with the conversion of the Company into a limited liability company, limited partnership or limited liability partnership or other legal entity under applicable law, the Company will execute and deliver to the Trustee a supplemental indenture to this Indenture, in form and substance satisfactory to the Trustee, evidencing such conversion and confirming that all obligations and liabilities of the Company hereunder and under any Securities remain in full force and effect. Subject to
Article XII and this Section 6.04, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its limited liability company, limited partnership or limited liability partnership or other existence, as applicable.

     SECTION 6.05. MAINTENANCE OF PROPERTIES. The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) the Mortgaged Property, considered as a whole, to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made such repairs, renewals, replacements, betterments and improvements thereof, as, in the judgment of the Company, may be necessary in order that the operation of the Mortgaged Property, considered as a whole, may be conducted in accordance with common industry practice; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any portion of the Mortgaged Property; and PROVIDED, FURTHER, that nothing in this Section shall prevent the Company from selling, transferring or otherwise disposing of, or causing the sale, transfer or other disposition of, any portion of the Mortgaged Property or other property, subject to the provisions of this Indenture.

     SECTION 6.06. PAYMENT OF TAXES; DISCHARGE OF LIENS. The Company shall pay or cause to be paid all taxes and assessments and other governmental charges lawfully levied or assessed upon the Mortgaged Property, or upon any part thereof, or upon the interest of the Trustee in the Mortgaged Property or the indebtedness secured hereby, before the same shall become delinquent, and shall make reasonable effort to observe and conform in all material respects to all valid requirements of any Governmental Authority relative to any of the Mortgaged Property and all covenants, terms and conditions upon or under which any of the Mortgaged Property is held; and the Company shall not suffer any Lien to be created upon the Mortgaged Property, or any part thereof, prior to the Lien hereof, other than Permitted Liens, and other than, in the case of Property Additions, Purchase Money Liens and any other Liens existing or placed thereon at the time of the acquisition thereof; PROVIDED, HOWEVER, that nothing in this Section contained shall require the Company (a) to pay or discharge or to cause to be paid or discharged, or to make provision for, any such Lien, or to pay any such tax, assessment or governmental charge so long as (i) the amount, applicability or validity thereof shall be contested in good faith and by appropriate proceedings, (ii) such Lien, tax, assessment or charge is not greater than Five Million Dollars ($5,000,000) or (iii) the Company shall have established a specific reserve fund therefor and shall maintain adequate reserves on its books for payment of the same, (b) to pay, discharge or make provisions for any tax, assessment or other governmental charge lawfully levied or assessed or imposed, the validity of which shall not be so contested if adequate security for the payment of such tax, assessment or other governmental charge and for any penalties or interest which may reasonably be anticipated from failure to pay the same shall be given to the Trustee, or (c) to pay, discharge or make provisions for any Liens existing on the Mortgaged Property at the date of execution and delivery of this Indenture, as originally executed and delivered; and PROVIDED, FURTHER, that nothing in this Section shall prohibit the issuance or other incurrence of additional indebtedness, or the refunding of outstanding indebtedness, secured by any Lien prior to the Lien hereof which is permitted under this Section to continue to exist.

     SECTION 6.07.  INSURANCE.

     (a) The Company shall (i) keep or cause to be kept all the Mortgaged Property insured against loss by fire, to the extent that property of similar character is usually so insured by companies similarly situated and operating like properties, to a reasonable amount, by reputable insurance companies, the proceeds of such insurance (except as to any loss of Excepted Property and except as to any particular loss less than the greater of (A) Ten Million Dollars ($10,000,000) and (B) three percent (3%) of the sum of the principal amount of Securities Outstanding on the date of such particular loss) to be made payable, subject to applicable law, to the Trustee as the interest of the Trustee may appear or to the trustee or other holder of a Lien prior to the Lien hereof upon property subject to the Lien hereof, if the terms thereof require such payment, or (ii) in lieu of or supplementing such insurance in whole or in part, adopt some other method or plan of protection against loss by fire at least equal in protection to the method or plan of protection against loss by fire of Persons similarly situated and operating properties subject to similar fire hazards or properties on which an equal primary fire insurance rate has been set by reputable insurance companies; and if the Company shall adopt such other method or plan of protection, it shall, subject to applicable law (and except as to any loss of Excepted Property and except as to any particular loss less than the greater of (A) Ten Million Dollars ($10,000,000) and (B) three percent (3%) of the principal amount of Securities Outstanding on the date of such particular loss) pay to the Trustee on account of any loss covered by such method or plan an amount in cash equal to the amount of such loss less any amounts otherwise paid to the Trustee in respect of such loss or paid to the trustee or other holder of any Lien prior to the Lien hereof upon property subject to the Lien hereof in respect of such loss if the terms thereof require such payment. Any cash so required to be paid by the Company pursuant to any such method or plan shall for the purposes of this Indenture be deemed to be proceeds of insurance. In case of the adoption of such other method or plan of protection after the date of the execution and delivery of this Indenture, as originally executed and delivered, the Company shall also furnish to the Trustee a certificate of an actuary or other qualified person appointed by the Company with respect to the adequacy of such method or plan.

     Anything herein to the contrary notwithstanding, the Company may have fire insurance policies with (i) a deductible provision in a dollar amount per occurrence not exceeding the greater of (A) Ten Million Dollars ($10,000,000) and (B) three percent (3%) of the principal amount of the Securities Outstanding on the date such policy goes into effect, or (ii) co-insurance or self insurance provisions with a dollar amount per occurrence not exceeding thirty percent (30%) of the loss proceeds otherwise payable; PROVIDED, HOWEVER, that the dollar amount described in clause (i) above may be exceeded to the extent such dollar amount per occurrence is below the deductible amount in effect as to fire insurance (1) on property of similar character insured by companies similarly situated and operating like property or (2) on property as to which an equal primary fire insurance rate has been set by reputable insurance companies.

     (b) All moneys paid to the Trustee by the Company in accordance with this Section or received by the Trustee as proceeds of any insurance, in either case on account of a loss on or with respect to Funded Property, shall, subject to the requirements of any prior Lien upon property subject to the Lien hereof, be held by the Trustee and, subject as aforesaid, shall be paid by it from time to time to the Company to reimburse the Company for amounts (including incremental amounts) expended or committed for expenditure in the rebuilding, renewal or replacement of or substitution for the property destroyed or damaged or lost, upon receipt by the Trustee of:

     (i)    a Company Request requesting such payment;

     (ii)   an Expert's Certificate:

            (A) describing the property so damaged or destroyed or otherwise lost;

            (B) stating the Cost of such property (or, if the Fair Value to the Company of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost) or, if such damage or destruction shall have affected only a portion of such property, stating the allocable portion of such Cost or Fair Value;

            (C) stating the amounts so expended or committed for expenditure in the rebuilding, renewal, replacement of or substitution for such property; and

            (D) stating the Fair Value to the Company of such property as rebuilt or renewed or as to be rebuilt or renewed or of the replacement or substituted property, and if:

                  (1) within six months prior to the date of acquisition thereof by the Company, such property has been used or operated, by a person or persons other than the Company, in a business similar to that in which it has been or is to be used or operated by the Company; and

                  (2) the Fair Value to the Company of such property as set forth in such Expert's Certificate is not less than Twenty-Five Thousand Dollars ($25,000) and not less than one percent (1%) of the aggregate principal amount of the Securities at the time Outstanding, the Expert making the statement required by this clause (D) shall be an Independent Expert; and

     (iii) an Opinion of Counsel stating that, in the opinion of the signer, the property so rebuilt or renewed or to be rebuilt or renewed, or the replacement property, is or will be subject to the Lien hereof to the same extent as was the property so destroyed or damaged or otherwise lost.

     Any such moneys not so applied within thirty-six (36) months after its receipt by the Trustee, or in respect of which notice in writing of intention to apply the same to the work of rebuilding, renewal, replacement or substitution then in progress and uncompleted shall not have been given to the Trustee by the Company within such thirty-six (36) months, or which the Company shall at any time notify the Trustee is not to be so applied, shall thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 7.05; PROVIDED, HOWEVER, that if the amount of such moneys shall exceed seventy percent (70%) of the amount stated pursuant to clause (B) in the Expert's Certificate referred to above, the amount of such excess shall not be deemed to be Funded Cash, shall not be subject to
Section 7.05 and shall be remitted to or upon the order of the Company upon the withdrawal, use or application of the balance of such moneys pursuant to Section 7.05.

     Anything in this Indenture to the contrary notwithstanding, if property on or with respect to which a loss occurs constitutes Funded Property in part only, the Company may, at its election, obtain the reimbursement of insurance proceeds attributable to the part of such property which constitutes Funded Property under this clause (b) and obtain the reimbursement of insurance proceeds attributable to the part of such property which does not constitute Funded Property under clause (c) of this Section 6.07.

     (c) All moneys paid to the Trustee by the Company in accordance with this Section or received by the Trustee as proceeds of any insurance, in either case on account of a loss on or with respect to property which does not constitute Funded Property, shall, subject to the requirements of any other Lien prior hereto upon property subject to the Lien hereof, be held by the Trustee and, subject as aforesaid, shall be paid by it to the Company upon receipt by the Trustee of:

     (i)    a Company Request requesting such payment;

     (ii)   an Expert's Certificate stating:

            (A) that such moneys were paid to or received by the Trustee on account of a loss on or with respect to property which does not constitute Funded Property; and

            (B) if true, either (1) that the aggregate amount of the Cost or Fair Value to the Company (whichever is less) of all Property Additions which do not constitute Funded Property (excluding, to the extent of such loss, the property on or with respect to which such loss was incurred), after making deductions therefrom and additions thereto of the character contemplated by Section 1.03, is not less than zero (0) or (2) that the amount of such loss does not exceed the aggregate Cost or Fair Value to the Company (whichever is less) of Property Additions acquired, made or constructed on or after the ninetieth (90th) day prior to the date of the Company Request requesting such payment; or

            (C) if neither of the statements contemplated in subclause (B) above can be made, the amount by which zero (0) exceeds the amount referred to in subclause (B)(1) above (showing in reasonable detail the calculation thereof); and

     (iii) if the Expert's Certificate required by clause (ii)(B) above contains neither of the statements contemplated in clause (ii) (B) above, an amount in cash, to be held by the Trustee as part of the Mortgaged Property, equal to seventy percent (70%) of the amount shown in clause (ii) (C) above.

To the extent that the Company shall be entitled to withdraw proceeds of insurance pursuant to this clause (c), such proceeds shall be deemed not to constitute Funded Cash.

     (d) Whenever under the provisions of this Section the Company is required to deliver moneys to the Trustee and at the same time shall have satisfied the conditions set forth herein for payment of moneys by the Trustee to the Company, there shall be paid to or retained by the Trustee or paid to the Company, as the case may be, only the net amount.

     SECTION 6.08. RECORDING, FILING, ETC. The Company shall cause this Indenture and all indentures and instruments supplemental hereto (or notices, memoranda or financing statements as may be recorded or filed to place third parties on notice thereof) to be promptly recorded and filed and re-recorded and re-filed in such manner and in such places, as may be required by applicable law in order fully to preserve and protect the security of the Holders and all rights of the Trustee, and shall furnish to the Trustee:

     (a) promptly after the execution and delivery of this Indenture, as originally executed and delivered, and of each supplemental indenture, an Opinion of Counsel either stating that in the opinion of such counsel this Indenture or such supplemental indenture (or any other instrument, notice, memorandum or financing statement in connection therewith) has been properly recorded and filed, so as to make effective the Lien intended to be created hereby or thereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Lien effective. The Company shall be deemed to be in compliance with this clause
(a) if (i) the Opinion of Counsel herein required to be delivered to the Trustee shall state that this Indenture or such supplemental indenture (or any other instrument, notice, memorandum or financing statement in connection therewith) has been received for record or filing in each jurisdiction in which it is required to be recorded or filed and that, in the opinion of such counsel (if such is the case), such receipt for record or filing makes effective the Lien intended to be created by this Indenture or such supplemental indenture, and
(ii) such opinion is delivered to the Trustee within such time, following the date of the execution and delivery of this Indenture, as originally executed and delivered, or such supplemental indenture, as shall be practicable having due regard to the number and distance of the jurisdictions in which this Indenture or such supplemental indenture (or such other instrument, notice, memorandum or financing statement in connection therewith) is required to be recorded or filed; and

     (b) on or before April 1st of each year, beginning April 1, 2004, an Opinion of Counsel stating either (i) that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this clause (b) or the first Opinion of Counsel furnished pursuant to clause (a) of this Section, with respect to the recording, filing, re-recording, and re-filing of this Indenture and of each indenture supplemental to this Indenture (or any other instrument, notice, memorandum or financing statement in connection therewith), as is necessary to maintain the effectiveness of the Lien hereof, subject to the last paragraph of this Section 6.08, and reciting the details of such action, or (ii) that in the opinion of such counsel no such action is necessary to maintain the effectiveness of such Lien, subject to the last paragraph of this Section 6.08.

     The Company shall execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as may be necessary or proper to carry out the purposes of this Indenture and to make subject to the Lien hereof any property hereafter acquired, made or constructed and intended to be subject to the Lien hereof, and to transfer to any new trustee or trustees or co-trustee or co-trustees, the estate, powers, instruments or funds held in trust hereunder.

     Notwithstanding anything to the contrary set forth in Section 6.08, neither the Indenture nor any supplemental indenture thereto nor any Uniform Commercial Code fixture filing shall be required to be recorded with respect to easements, rights-of-way or other similar interests in real property held by the Company in any Subject Jurisdiction with respect to which the Company has the power of eminent domain or the right to cause or direct any Governmental Authority or Person to exercise its right of eminent domain. Any certificate or opinion required to be delivered under this Indenture may be appropriately qualified to reflect the Company's obligations with respect to the filing of the Indenture, any supplemental indenture or any Uniform Commercial Code fixture filing, as modified by this paragraph.

     SECTION 6.09. WAIVER OF CERTAIN COVENANTS. The Company may omit in any particular instance to comply with any term, provision or condition set forth in:

     (a) any covenant or restriction specified with respect to the Securities of any one or more series, or any one or more Tranches thereof, as contemplated by Section 3.01 if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches with respect to which compliance with such covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; PROVIDED, HOWEVER, that no such waiver shall be effective as to any of the matters contemplated in clause
(a), (b), (c) or (d) in Section 13.02 without the consent of the Holders specified in such Section 13.02; and

     (b) Section 6.04, 6.05, 6.06 or 6.07 or Article XII if before the time for such compliance the Holders of at least a majority in principal amount of Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition;

but, in either case, no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     SECTION 6.10. ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE. Within one-hundred twenty (120) days after the end of each fiscal year of the Company ending after the date hereof, the Company shall deliver to the Trustee an Officer's Certificate which need not comply with Section 1.05, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to such officer's knowledge of the Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined (solely for the purpose of this Section 6.10) without regard to any period of grace or requirement of notice under this Indenture.

                                   ARTICLE VII

                POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY

     SECTION 7.01. QUIET ENJOYMENT. Unless one or more Events of Default shall have occurred and be continuing, the Company shall be permitted to possess, use and enjoy the Mortgaged Property (except, to the extent not herein otherwise provided, such cash and securities as are expressly required to be deposited with the Trustee).

     SECTION 7.02. DISPOSITIONS WITHOUT RELEASE. Unless an Event of Default shall have occurred and be continuing, the Company may at any time and from time to time, without any release or consent by, or report to, the Trustee:

     (a) sell or otherwise dispose of, free from the Lien of this Indenture, any machinery, equipment, apparatus, towers, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators, holders, tanks, retorts, purifiers, odorizers, scrubbers, compressors, valves, pumps, mains, pipes, service pipes, fittings, connections, services, tools, implements, or any other fixtures or personalty, then subject to the Lien hereof, which shall have become old, inadequate, obsolete, worn out, unfit, unadapted, unserviceable, undesirable or unnecessary for use in the operations of the Company upon replacing the same by, or substituting for the same, similar or analogous property, or other property performing a similar or analogous function or otherwise obviating the need therefor, having a Fair Value to the Company at least equal to that of the property sold or otherwise disposed of and subject to the Lien hereof, subject to no Liens prior hereto except Permitted Liens and any other Liens to which the property sold or otherwise disposed of was subject;

     (b) cancel or make changes or alterations in or substitutions for any and all easements, servitudes, rights-of-way and similar rights or interests; and

     (c) grant, free from the Lien of this Indenture, easements, ground leases or rights-of-way in, upon, over or across the property or rights-of-way of the Company for the purpose of roads, pipelines, transmission lines, distribution lines, communication lines, railways, removal of coal or other minerals or timber, and other like purposes, or for the joint or common use of real property, rights-of-way, facilities or equipment; PROVIDED, HOWEVER, that such grant shall not materially impair the use of the property or rights-of-way for the purposes for which such property or rights-of-way are held by the Company.

     SECTION 7.03. RELEASE OF MORTGAGED PROPERTY. Unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any part of the Mortgaged Property, or any interest therein, and the Trustee shall release all its right, title and interest in and to the same from the Lien hereof, upon receipt by the Trustee of:

     (a) a Company Order requesting the release of such property and transmitting therewith a form of instrument to effect such release;

     (b) an Officer's Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing;

     (c) an Independent Expert's Certificate made and dated not more than ninety (90) days prior to the date of such Company Order:

     (i)    describing the property to be released;

     (ii) stating the Fair Value, in the judgment of the signers, of (A) the property to be released, and (B) all of the Mortgaged Property; and

     (d) an Expert's Certificate, dated the date of such Company Order, stating:

     (i) the aggregate principal amount of Securities Outstanding and outstanding obligations secured by a Lien prior to the Lien of this Indenture at the time of such Company Order;

     (ii) the quotient determined by dividing (A) the Fair Value of all of the Mortgaged Property (excluding the Mortgaged Property to be released but including any Property Additions to be acquired by the Company with the proceeds of, or otherwise in connection with, such release) stated in the Expert's Certificate filed pursuant to clause (c)(ii)(B) above, by (B) the amount set forth in clause (d)(i) above;

     (iii) the amount of cash, if any, required to be deposited with the Trustee to cause the quotient determined in clause (d)(ii) above to equal ten-sevenths (10/7); and

     (iv) stating that, in the judgment of the signers, such release will not impair the security under this Indenture in contravention of the provisions hereof;

     (e) an amount in cash to be held by the Trustee as part of the Mortgaged Property (which may be deposited in the case of the sale of the property to be released from the proceeds of sale of such property), equal to the amount referred to in clause (d)(iii) above, less tax prorations and any taxes and expenses incidental to any sale, exchange, dedication or other disposition of the property to be released; PROVIDED, HOWEVER, that in lieu of all or any part of such cash, the Company shall have the right to deposit and pledge with or deliver to the Trustee any of the items described in the following clauses of this subsection:

     (i) an amount equal to seventy percent (70%) of the aggregate principal amount of any obligations secured by Purchase Money Liens delivered to the Trustee, to be held as part of the Mortgaged Property, subject to the limitations hereafter in this Section set forth;

     (ii) any amount in cash or an amount equal to seventy percent (70%) of the aggregate principal amount of any obligations secured by a Purchase Money Lien that, in either case, is evidenced to the Trustee by a certificate of the trustee or other holder of a Lien prior to the Lien of this Indenture to have been received by such trustee or other holder in accordance with the provisions of such Lien in consideration for the release of such property or any part thereof from such Lien, all subject to the limitations hereafter in this Section set forth; and

     (iii) the aggregate principal amount of any Outstanding Securities delivered to the Trustee;

     (f) if the release is on the basis of the delivery to the Trustee or to the trustee or other holder of a prior Lien of obligations secured by a Purchase Money Lien, all documents contemplated below in this Section, to the extent required.

     If the release of property is, in whole or in part, based upon the delivery to the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture of obligations secured by a Purchase Money Lien, the Company shall deliver to the Trustee:

            (A) an Officer's Certificate (i) stating that no event has occurred and is continuing which entitles the holder of such Purchase Money Lien to accelerate the maturity of the obligations, if any, outstanding thereunder, (ii) stating that no additional obligations secured by such Purchase Money Lien are permitted to be issued, and (iii) reciting the aggregate principal amount of obligations, if any, then outstanding thereunder in addition to the obligations then being delivered in connection with the release of such property; and

            (B) an Opinion of Counsel stating that, in the opinion of the signer, (i) such obligations are valid and binding obligations and entitled to the benefit of such Purchase Money Lien equally and ratably with all other obligations, if any, then outstanding thereunder, and (ii) that such Purchase Money Lien constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in such opinion, will constitute, a Lien upon the property to be released, subject to no Lien prior thereto except Liens generally of the character of Permitted Liens and such Liens, if any, as shall have existed thereon immediately prior to such release as Liens prior to the Lien of this Indenture, (iii) if any obligations in addition to the obligations being delivered in connection with such release of property are then outstanding, (a) that such Purchase Money Lien constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in such opinion, will constitute, a Lien upon all other property, if any, purporting to be subject thereto, subject to no Lien prior thereto except Liens generally of the character of Permitted Liens and Liens permitted to exist under Section 6.06, and (b) that the terms of such Purchase Money Lien, as then in effect, do not permit the issuance of obligations thereunder except on the basis of property generally of the character of Property Additions, the retirement or deposit of outstanding obligations, the deposit of prior Lien obligations or the deposit of cash.

                  Anything herein to the contrary notwithstanding (a) the aggregate principal amount of obligations secured by Purchase Money Liens which may be used pursuant to subclause (i) and/or subclause (ii) of clause (d) in the first paragraph of this Section as the basis for the release of property from the Lien of this Indenture shall not exceed fifty percent (50%) of the Fair Value of the property to be released, as certified pursuant to clause (c)(ii) in the first paragraph of this Section, and (b) no obligations secured by a Purchase Money Lien shall be used as the basis for the release of property hereunder, if the aggregate principal amount of such obligations to be used by the Company pursuant to subclause
                  (i) and/or subclause (ii) of such clause (d) plus the aggregate principal amount used by the Company pursuant to said subclause (i) and subclause (ii) in connection with all previous releases of property from the Lien hereof on the basis of obligations secured by a Purchase Money Lien theretofore delivered to and then held by the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture shall, immediately after the release then being applied for, exceed twenty-five percent (25%) of the aggregate principal amount of Securities then Outstanding; PROVIDED, HOWEVER, that there shall not be taken into account for purposes of the calculation contemplated in clause (b) above in this paragraph any obligations secured by a Purchase Money Lien with respect to which there shall have been delivered to the Trustee:

                       (a) an Officer's Certificate stating either (A) that the obligations secured by such Purchase Money Lien delivered to the Trustee or to the trustee or other holder of a Lien prior to the Lien of this Indenture as the basis for such release of property contain a provision for mandatory redemption upon the acceleration of the maturity of all Outstanding Securities following an Event of Default (whether or not such redemption may be rescinded upon the rescission of such acceleration), or
                       (B) that so long as such obligations are held by the Trustee or the trustee or other holder of such a prior Lien, an Event of Default under this Indenture constitutes a matured event of default under such Purchase Money Lien; PROVIDED, HOWEVER, that the waiver or cure of such Event of Default hereunder and the rescission and annulment of the consequences thereof may constitute a cure of the corresponding event of default under such Purchase Money Lien and a rescission and annulment of the consequences thereof; and

                       (b) one or more Opinions of Counsel to the effect that either (A) that the obligations secured by such Purchase Money Lien delivered to the Trustee or to the trustee or other holder of a Lien prior to the Lien of this Indenture as the basis for such release of property contain a provision for mandatory redemption upon an acceleration of the maturity of all Outstanding Securities following an Event of Default (whether or not such redemption may be rescinded upon the rescission of such acceleration) or (B) that, so long as such obligations are held by the Trustee or the trustee or other holder of such a prior Lien, an Event of Default under this Indenture constitutes a matured event of default under such Purchase Money Lien; PROVIDED, HOWEVER, that the waiver or cure of such Event of Default hereunder and the rescission and annulment of the consequences thereof may constitute a cure of the corresponding event of default under such Purchase Money Lien and a rescission and annulment of the consequences thereof. If (a) any property to be released from the Lien of this Indenture under any provision of this Article (other than Section 7.06) is subject to a Lien prior to the Lien hereof and is to be sold, exchanged, dedicated or otherwise disposed of subject to such prior Lien, and
                       (b) after such release, such prior Lien will not be a Lien on any property subject to the Lien hereof, then the Fair Value of such property to be released shall be deemed, for all purposes of this Indenture, to be the value thereof unencumbered by such prior Lien less the principal amount of the indebtedness secured by such prior Lien.

     Any Outstanding Securities delivered to the Trustee pursuant to clause (d) in the first paragraph of this Section shall forthwith be canceled by the Trustee. Any cash or obligations so deposited with the Trustee, and the proceeds of any such obligations, shall be held as part of the Mortgaged Property and shall be withdrawn, released, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 7.06.

     SECTION 7.04. RELEASE OF MINOR PROPERTIES. Notwithstanding the provisions of Sections 7.03, unless an Event of Default shall have occurred and be continuing, the Company may obtain the release from the Lien hereof of any part of the Mortgaged Property, or any interest therein, and the Trustee shall whenever from time to time requested by the Company in a Company Order transmitting therewith a form of instrument to effect such release, and without requiring compliance with any of the provisions of Section 7.03, release from the Lien hereof all the right, title and interest of the Trustee in and to the same provided that the aggregate Fair Value of the property to be so released on any date in a given calendar year, together with all other property released pursuant to this Section 7.04 in such calendar year, shall not exceed the greater of (a) Ten Million Dollars ($10,000,000) and (b) one and one-half percent (1-1/2%) of the aggregate principal amount of Securities then Outstanding. Prior to the granting of any such release, there shall be delivered to the Trustee (i) an Officer's Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing, and (ii) an Expert's Certificate stating, in the judgment of the signers, the Fair Value of the property to be released, the aggregate Fair Value of all other property theretofore released pursuant to this Section in such calendar year and, as to Funded Property, the Cost thereof (or, if the Fair Value to the Company of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost), and that, in the judgment of the signers, the release thereof will not impair the security under this Indenture in contravention of the provisions hereof. On or before December 31st of each calendar year, the Company shall deposit with the Trustee an amount in cash equal to seventy percent (70%) of the aggregate Cost of the properties constituting Funded Property so released during such year (or, if the Fair Value to the Company of any particular property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost); PROVIDED, HOWEVER, that no such deposit shall be required to be made hereunder to the extent that cash or other consideration shall, as indicated in an Officer's Certificate delivered to the Trustee, have been deposited with the trustee or other holder of a Lien prior to the Lien of this Indenture in accordance with the provisions thereof; and PROVIDED, FURTHER, that the amount of cash required to be deposited with the Trustee may be reduced, at the election of the Company, by the items specified in clause (e) of Section
7.03 and subclauses (i), (ii) and (iii) thereof, subject to all of the limitations and conditions specified in such Section, to the same extent as if such property were being released pursuant to Section 7.03. Any cash deposited with the Trustee under this Section may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 7.05.

     SECTION 7.05. WITHDRAWAL OR OTHER APPLICATION OF FUNDED CASH; PURCHASE MONEY OBLIGATIONS. Subject to the provisions of Section 4.04 and except as hereafter in this Section provided, unless an Event of Default shall have occurred and be continuing, any Funded Cash held by the Trustee, and any other cash which is required to be withdrawn, used or applied as provided in this
Section:

     (a) may be withdrawn from time to time by the Company to the extent of an amount equal to seventy percent (70%) of the Cost or the Fair Value to the Company (whichever is less) of Property Additions not constituting Funded Property, after making any deductions and additions pursuant to Section 1.03, described in an Expert's Certificate, dated not more than ninety (90) days prior to the date of the Company Order requesting such withdrawal and complying with clause (ii) and, to the extent applicable, clause (iii) in Section 4.02(b), delivered to the Trustee; PROVIDED, HOWEVER, that the deductions and additions contemplated by Section 1.03 shall not be required to be made if such Property Additions were acquired, made or constructed on or after the ninetieth (90th) day preceding the date of such Company Order;

     (b) may be withdrawn from time to time by the Company in an amount equal to the aggregate principal amount of Securities to the authentication and delivery of which the Company shall be entitled under the provisions of Section
4.03 hereof, by virtue of compliance with all applicable provisions of Section
4.03 (except as hereinafter in this Section otherwise provided); PROVIDED, HOWEVER, that such withdrawal of cash shall operate as a waiver by the Company of the right to the authentication and delivery of such Securities and, to such extent, no such Securities may thereafter be authenticated and delivered hereunder; and any such Securities which were the basis of such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of such withdrawal of cash;

     (c) may be withdrawn from time to time by the Company in an amount equal to the aggregate principal amount of any Outstanding Securities delivered to the Trustee;

     (d) may, upon the request of the Company, be used by the Trustee for the purchase of Securities in the manner, at the time or times, in the amount or amounts, at the price or prices and otherwise as directed or approved by the Company, all subject to the limitations hereafter in this Section set forth; or

     (e) may, upon the request of the Company, be applied by the Trustee to the payment (or provision therefor pursuant to Article VIII) at Stated Maturity of any Securities or to the redemption (or similar provision therefor) of any Securities which are, by their terms, redeemable, in each case of such series as may be designated by the Company, any such redemption to be in the manner and as provided in Article V, all subject to the limitations hereafter in this Section set forth.

     Such moneys shall, from time to time, be paid or used or applied by the Trustee, as aforesaid, upon the request of the Company in a Company Order, and upon receipt by the Trustee of an Officer's Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing. If and to the extent that the withdrawal of cash is based upon Property Additions (as permitted under the provisions of clause (a) above), the Company shall, subject to the provisions of such clause (a) and except as hereafter in this paragraph provided, comply with all applicable provisions of this Indenture as if such Property Additions were made the basis for the authentication and delivery of Securities equal in principal amount to the cash so to be withdrawn. If and to the extent that the withdrawal of cash is based upon the right to the authentication and delivery of Securities (as permitted under the provisions of clause (b) above), the Company shall, except as hereafter in this paragraph provided, comply with all applicable provisions of Section 4.03 relating to such authentication and delivery.

Notwithstanding the foregoing provisions of this paragraph, in no event shall the Company be required to deliver the documents specified in Section 4.01. Notwithstanding the generality of clauses (d) and (e) above, no cash to be applied pursuant to such clauses shall be applied to the payment of an amount in excess of the principal amount of any Securities to be purchased, paid or redeemed except to the extent that the aggregate principal amount of all Securities theretofore, and of all Securities then to be, purchased, paid or redeemed pursuant to such clauses is not less than the aggregate cost for principal of, premium, if any, and accrued interest, if any, on and brokerage commissions, if any, with respect to, such Securities.

     Any obligations secured by a Purchase Money Lien delivered to the Trustee in consideration of the release of property from the Lien of this Indenture, together with any evidence of such Purchase Money Lien held by the Trustee, shall be released from the Lien of this Indenture and delivered to or upon the order of the Company upon payment by the Company to the Trustee of an amount in cash equal to the aggregate principal amount of such obligations less the aggregate amount theretofore paid to the Trustee (by the Company, the obligor or otherwise) in respect of the principal of such obligations.

     The principal of and interest on any such obligations secured by a Purchase Money Lien held by the Trustee shall be held by the Trustee as and when the same are received by the Trustee. The interest received by the Trustee on any such obligations shall be deemed not to constitute Funded Cash and shall be remitted to the Company; PROVIDED, HOWEVER, that if an Event of Default shall have occurred and be continuing, such proceeds shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived.

     The Trustee shall have and may exercise all the rights and powers of any owner of such obligations and of all substitutions therefor and, without limiting the generality of the foregoing, may collect and receive all insurance moneys payable to it under any of the provisions thereof and apply the same in accordance with the provisions thereof, may consent to extensions thereof at a higher or lower rate of interest, may join in any plan or plans of voluntary or involuntary reorganization or readjustment or rearrangement and may accept and hold hereunder new obligations, stocks or other securities issued in exchange therefor under any such plan. Any discretionary action which the Trustee may be entitled to take in connection with any such obligations or substitutions therefor shall be taken, so long as no Event of Default shall have occurred and be continuing, in accordance with a Company Order, and, during the continuance of an Event of Default, in its own discretion.

     Anything herein to the contrary notwithstanding, the Company may irrevocably waive all right to the withdrawal pursuant to this Section of, and any other rights with respect to, any obligations secured by Purchase Money Liens held by the Trustee, and the proceeds of any such obligations, by delivery to the Trustee of a Company Order:

     (i) specifying such obligations and stating that the Company thereby waives all rights to the withdrawal thereof and of the proceeds thereof pursuant to this Section, and any other rights with respect thereto; and

     (ii) directing that the principal of such obligations be applied as provided in clause (e) in the first paragraph of this Section, specifying the Securities to be paid or redeemed or for the payment or redemption of which payment is to be made.

     Following any such waiver, the interest on any such obligations shall be applied to the payment of interest, if any, on the Securities to be paid or redeemed or for the payment or redemption of which provision is to be made, as specified in the aforesaid Company Order, as and when such interest shall become due from time to time, and any excess funds remaining from time to time after such application shall be applied to the payment of interest on any other Securities as and when the same shall become due. Pending any such application, the interest on such obligations shall be invested in Investment Securities. The principal of any such obligations shall be applied solely to the payment of principal of the Securities to be paid or redeemed or for the payment or redemption of which provision is to be made, as specified in the aforesaid Company Order. Pending such application, the principal of such obligations shall be invested in Eligible Obligations. The obligation of the Company to pay the principal of such Securities when the same shall become due at Maturity, shall be offset and reduced by the amount of the proceeds of such obligations then held, and to be applied, by the Trustee in accordance with this paragraph.

     SECTION 7.06. RELEASE OF PROPERTY TAKEN BY EMINENT DOMAIN, ETC. If any of the Mortgaged Property, or any interest therein, be taken by exercise of the power of eminent domain or be sold to an entity possessing the power of eminent domain under a threat to exercise the same, and should the Company elect not to obtain the release of such property pursuant to other provisions of this Article, the Trustee shall, upon request of the Company evidenced by a Company Order transmitting therewith a form of instrument to effect such release, release from the Lien hereof all its right, title and interest in and to the property so taken or sold (or with respect to an interest in property, subordinate the Lien hereof to such interest), upon receiving (a) an Opinion of Counsel to the effect that such property has been taken by exercise of the power of eminent domain or has been sold to an entity possessing the power of eminent domain, (b) an Officer's Certificate stating (i) the amount of net proceeds received or to be received for such property so taken or sold, and the amount so stated shall be deemed to be the Fair Value of such property for the purpose of any notice to the Holders, and (ii) if applicable that the Company is selling such Mortgaged Property under threat to exercise the power of eminent domain,
(c) if any portion of such property constitutes Funded Property, an Expert's Certificate stating the Cost thereof (or, if the Fair Value to the Company of such portion of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost), and (d) if any portion of such property constitutes Funded Property, a deposit by the Company of an amount in cash equal to seventy percent (70%) of the Cost or Fair Value stated in the Expert's Certificate delivered pursuant to clause (c) above; PROVIDED, HOWEVER, that the amount required to be so deposited shall not exceed the portion of the net proceeds received or to be received for such property so taken or sold which is allocable on a pro-rata or other reasonable basis to the portion of such property constituting Funded Property; and PROVIDED, FURTHER, that no such deposit shall be required to be made hereunder if the proceeds of such taking or sale shall, as indicated in an Officer's Certificate delivered to the Trustee, have been deposited with the trustee or other holder of a Lien prior to the Lien of this Indenture. Any cash deposited with the Trustee under this Section may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 7.05.

     SECTION 7.07. DISCLAIMER OR QUITCLAIM. In case the Company has sold, exchanged, dedicated or otherwise disposed of, or has agreed or intends to sell, exchange, dedicate or otherwise dispose of, or a Governmental Authority has ordered the Company to divest itself of, any Excepted Property or any other property not subject to the Lien hereof, or the Company desires to disclaim or quitclaim title to property to which the Company does not purport to have title, the Trustee shall, from time to time, disclaim or quitclaim such property upon receipt by the Trustee of the following:

     (a) a Company Order requesting such disclaimer or quitclaim and transmitting therewith a form of instrument to effect such disclaimer or quitclaim;

     (b) an Officer's Certificate describing the property to be disclaimed or quitclaimed; and

     (c) an Opinion of Counsel stating the signer's opinion that such property is not subject to the Lien hereof or required to be subject thereto by any of the provisions hereof.

     SECTION 7.08.  MISCELLANEOUS.

     (a) The Expert's Certificate as to the Fair Value of property to be released from the Lien of this Indenture in accordance with any provision of this Article, and as to the nonimpairment, by reason of such release, of the security under this Indenture in contravention of the provisions hereof, shall be made by an Independent Expert if the Fair Value of such property and of all other property released since the commencement of the then current calendar year, as set forth in the certificates required by this Indenture, is ten percent (10%) or more of the aggregate principal amount of the Securities at the time Outstanding; but such Expert's Certificate shall not be required to be made by an Independent Expert in the case of any release of property if the Fair Value thereof, as set forth in the certificates required by this Indenture, is less than the greater of Twenty-Five Thousand Dollars ($25,000) and one percent (1%) of the aggregate principal amount of the Securities at the time Outstanding. To the extent that the Fair Value of any property to be released from the Lien of this Indenture shall be stated in an Independent Expert's Certificate, such Fair Value shall not be required to be stated in any other Expert's Certificate delivered in connection with such release.

     (b) No release of property from the Lien of this Indenture effected in accordance with the provisions, and in compliance with the conditions, set forth in this Article and in Sections 1.04 and 1.05 shall be deemed to impair the security of this Indenture in contravention of any provision hereof.

     (c) If the Mortgaged Property shall be in the possession of a receiver or trustee, lawfully appointed, the powers hereinbefore conferred upon the Company with respect to the release of any part of the Mortgaged Property or any interest therein or the withdrawal of cash may be exercised, with the approval of the Trustee, by such receiver or trustee, notwithstanding that an Event of Default may have occurred and be continuing, and any request, certificate, appointment or approval made or signed by such receiver or trustee for such purposes shall be as effective as if made by the Company or any of its officers or appointees in the manner herein provided; and if the Trustee shall be in possession of the Mortgaged Property under any provision of this Indenture, then such powers may be exercised by the Trustee in its discretion notwithstanding that an Event of Default may have occurred and be continuing.

     (d) If the Company shall retain any interest in any property released from the Lien of this Indenture as provided in Section 7.03 or 7.04, this Indenture shall not become or be, or be required to become or be, a Lien upon such property or such interest therein or any improvements, accessions, extensions or additions to such property or renewals, replacements or substitutions of or for such property or any part or parts thereof or the proceeds thereof unless the Company shall execute and deliver to the Trustee an indenture supplemental hereto, in recordable form, containing a grant, conveyance, transfer and mortgage thereof.

     (e) Notwithstanding the occurrence and continuance of an Event of Default, the Trustee, in its discretion, may release from the Lien hereof any part of the Mortgaged Property or permit the withdrawal of cash, upon compliance with the other conditions specified in this Article in respect thereof.

     (f) No purchaser or grantee of property purporting to have been released hereunder shall be bound to ascertain the authority of the Trustee to execute the release, or to inquire as to any facts required by the provisions hereof for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Article to be sold, granted, exchanged, dedicated or otherwise disposed of, be under an obligation to ascertain or inquire into the authority of the Company to make any such sale, grant, exchange, dedication or other disposition.

                                  ARTICLE VIII

                           SATISFACTION AND DISCHARGE

     SECTION 8.01. SATISFACTION AND DISCHARGE OF SECURITIES. Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

     (a) money (including Funded Cash not otherwise applied pursuant to Section 7.05) in an amount which shall be sufficient; or

     (b) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient; or

     (c) a combination of (a) or (b) which shall be sufficient, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof; PROVIDED, HOWEVER, that in the case of the provision for payment or redemption of less than all the Securities of any series or Tranche, such Securities or portions thereof shall have been selected by the Security Registrar as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and PROVIDED, FURTHER, that the Company shall have delivered to the Trustee and such Paying
Agent:

     (i) if such deposit shall have been made prior to the Maturity of such Securities, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 8.03;

     (ii) if Eligible Obligations shall have been deposited, an Opinion of Counsel to the effect that such obligations constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, and an opinion of an Independent Accountant of nationally recognized standing, selected by the Company, to the effect that the other requirements set forth in clause (b) above have been satisfied;

     (iii) if such deposit shall have been made prior to the Maturity of such Securities, an Officer's Certificate stating the Company's intention that, upon delivery of such Officer's Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section; and

     (iv) an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (i) the Company has received from, or there has been published by the Internal Revenue Service a ruling or
            (ii) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities shall not recognize income, gain or loss for federal income tax purposes as a result of the deposit, defeasance and discharge to be effected with respect to such Securities and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit, defeasance and discharge had not occurred.

     Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses (i), (ii),
(iii) and (iv) above, the Trustee shall, upon Company Request, acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer's Certificate specified in clause (iii) (if otherwise required) shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefit of the Lien of this Indenture or of any of the covenants of the Company under Article VI (except the covenants contained in Sections 6.02 and 6.03) or any other covenants made in respect of such Securities or portions thereof as contemplated by Section 3.01, but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

     If payment at Stated Maturity of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amount thereof, in the manner specified by
Section 5.03 for selection for redemption of less than all the Securities of a series or Tranche.

     In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section, do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

     Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 3.04, 3.05, 3.06, 5.04, 6.02, 6.03, 10.07 and 10.14 and this Article shall survive.

     The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

     Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding, and (b) any satisfaction and discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 6.03.

     SECTION 8.02. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and as otherwise provided in this Section 8.02), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture, when:

     (a)    either:

     (i) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (ii) Securities for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 6.03) have been delivered to the Trustee for cancellation; or

     (ii) all such Securities not theretofore delivered to the Trustee for cancellation:

            (A)   have become due and payable; or

            (B) will become due and payable at their Stated Maturity within one year of the date of deposit; or

            (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

            and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in the same currency or units of currency in which such Securities are payable in trust for such purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 10.07, the obligations of the Trustee to any Authenticating Agent under Section 10.15 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause
(a) of this Section 8.02, the obligations of the Trustee under Section 8.03 and the last paragraph of Section 6.03 shall survive.

     Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall release, quit claim and otherwise turn over to the Company the Mortgaged Property (other than money and Eligible Obligations held by the Trustee pursuant to Section 8.03) and shall execute and deliver to the Company such deeds and other instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence such release and quitclaim and the satisfaction and discharge of this Indenture.

     SECTION 8.03. APPLICATION OF TRUST MONEY. Neither the Eligible Obligations nor the money deposited pursuant to Section 8.01, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than the foregoing, and shall be held by the Trustee in trust for the Persons entitled thereto and applied by it in accordance with the provisions of the Securities and this Indenture to the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 6.03; PROVIDED, HOWEVER, that any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable and upon Company Request and delivery to the Trustee of the documents referred to in clause (c)(ii) in the first paragraph of Section 8.01, be invested in Eligible Obligations of the type described in clause (b) in the first paragraph of
Section 8.01 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the proceeds of any other Eligible Obligations then held by the Trustee, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of the Lien of this Indenture, except the Lien provided by Section 10.07; and PROVIDED, FURTHER, that any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of the Lien of this Indenture, except the Lien provided by Section 10.07; and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held as part of the Mortgaged Property until such Event of Default shall have been waived or cured.

                                   ARTICLE IX

                           EVENTS OF DEFAULT; REMEDIES

     SECTION 9.01. EVENTS OF DEFAULT. "EVENT OF DEFAULT" means any of the following events which shall have occurred and be continuing:

     (a) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of thirty
(30) days; or

     (b) default in the payment of the principal of or any premium on any Security when it becomes due and payable; or

     (c) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section
9.01 specifically dealt with) and continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least thirty-three percent (33%) in principal amount of the Securities then Outstanding a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" unless the Trustee, or the Trustee and the Holders of a principal amount of Securities not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; PROVIDED, HOWEVER, that the Trustee, or the Trustee and the Holders of such principal amount of Securities, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or

     (d) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, whether such indebtedness now exists or shall hereafter be created which default shall have resulted in such indebtedness in an aggregate principal amount exceeding Forty Million Dollars ($40,000,000) becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled within a period of thirty
(30) days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least ten percent (10%) in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

     (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of ninety (90) consecutive days; or

     (f) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment of a substantial part of its property and assets for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

     Notwithstanding the foregoing provisions of this Section 9.01, if the principal or any premium or interest on any Security is payable in a currency other than the currency of the United States and such currency is not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to Holders by making such payment in the currency of the United States in an amount equal to the currency of the United States equivalent of the amount payable in such other currency, as determined by the Trustee by reference to the noon buying rate in New York, New York for cable transfers for such currency ("EXCHANGE RATE"), as such Exchange Rate is reported or otherwise made available by the Federal Reserve Bank of New York on the date of such payment, or, if such rate is not then available, on the basis of the most recently available Exchange Rate. Notwithstanding the foregoing provisions of this Section 9.01, any payment made under such circumstances in the currency of the United States where the required payment is in a currency other than the currency of the United States will not constitute an Event of Default under this Indenture.

     SECTION 9.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default shall have occurred and be continuing, then in every such case the Trustee or the Holders of not less than thirty-three percent (33%) in principal amount of the Securities then Outstanding may declare the principal amount (or, if any of the Securities are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 3.01) of all Securities then Outstanding to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon such declaration such principal amount (or specified amount), together with premium, if any, and accrued interest, if any, thereon, shall become immediately due and payable.

     At any time after such a declaration of acceleration of the Maturity of the Securities has been made, but before any sale of any of the Mortgaged Property has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article IX, the Event of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if:

     (a) the Company has paid or deposited with the Trustee a sum sufficient to pay:

     (i)    all overdue installments of interest on all Securities;

     (ii) the principal of and premium, if any, on any Securities then Outstanding which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities; and

     (iii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (b) all Events of Default with respect to Securities, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 9.17.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     For all purposes under this Indenture, if a portion of the principal of an Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

     SECTION 9.03. ENTRY UPON MORTGAGED PROPERTY. If an Event of Default shall have occurred and be continuing, and if and to the extent permitted by applicable law, (a) the Company, upon demand of the Trustee, shall forthwith surrender to the Trustee the actual possession of, and the Trustee, by such officers or agents as it may appoint, may enter upon and take possession of, the Mortgaged Property; and the Trustee may hold, operate and manage the Mortgaged Property and make all needful repairs and such renewals, replacements, betterments and improvements as to the Trustee shall seem prudent; and the Trustee may receive the rents, issues, profits, revenues and other income of the Mortgaged Property, to the extent, if any, that the same shall not then constitute Excepted Property; and, after deducting the costs and expenses of entering, taking possession, holding, operating and managing the Mortgaged Property, as well as payments for insurance and taxes and other proper charges upon the Mortgaged Property prior to the Lien of this Indenture and reasonable compensation to itself, its agents and counsel, the Trustee may apply the same as provided in Section 9.07; and (b) the Company, upon request of the Trustee or the Holders of not less than thirty-three percent (33%) in principal amount of the Securities then Outstanding, will provide the Trustee or such Holders with
(i) such financial or operating data or information relating to the Mortgaged Property as the Company may possess and the Trustee or such Holders reasonably may request as necessary for the proper operation, management and maintenance of the Mortgaged Property, and (ii) reasonable access to such officers of the Company that are familiar with such Mortgaged Property and related business for the purpose of obtaining information necessary for the proper operation, management and maintenance of the Mortgaged Property. The Company shall provide any such information and access pursuant to clauses (b)(i) and (ii) above without charge for up to eighteen (18) months after surrender of possession of the Mortgaged Property and shall be subject to the Trustee and such Holders entering into confidentiality agreements reasonably satisfactory to the Company with respect to such data or information. Whenever all that is then due in respect of the principal of and premium, if any, and interest, if any, on the Securities and under any of the terms of this

Indenture shall have been paid and all defaults hereunder shall have been cured or shall have been waived as provided in Section 9.17, the Trustee shall surrender possession of the Mortgaged Property to the Company.

     SECTION 9.04. POWER OF SALE; SUITS FOR ENFORCEMENT. In case of the occurrence and during the continuance of any Event of Default, the Trustee, directly or by its agents or attorneys, with or without entry upon the Mortgaged Property, in its discretion, subject to the provisions of Section 9.16 and if, and to the extent, permitted by applicable law (a) may sell, subject to prior Liens, to the highest and best bidder, all or any part of the Mortgaged Property of every kind and all right, title and interest therein and right of redemption thereof, which sale shall be made at public auction at such place and at such time and upon such terms as the Trustee may fix and briefly specify in a notice of sale, or as may be required by applicable law; or (b) may proceed to protect and to enforce the rights of the Trustee and of the Holders under this Indenture, by suit or suits in equity or at law, whether for the specific performance of any covenant or agreement in this Indenture, or in aid of the execution of any power granted by this Indenture, or for the foreclosure of this Indenture, or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, may deem most effectual to protect and enforce any of its or any Holder's rights or exercise of any of its duties hereunder.

     SECTION 9.05. INCIDENTS OF SALE. Upon any sale of any of the Mortgaged Property, whether made under the power of sale hereby given or pursuant to judicial proceedings, to the extent permitted by applicable law:

     (a) the principal amount (or, if any of the Securities are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 3.01) of all Outstanding Securities, if not previously due, shall at once become and be immediately due and payable, and accrued interest, if any, thereon;

     (b) any Holder or Holders or the Trustee may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Securities or claims for interest thereon in lieu of cash to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Securities, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show partial payment;

     (c) the Trustee may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

     (d) the Trustee is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property so sold; and for that purpose it may execute all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons, firms or corporations with like power, the Company hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof; but, if so requested by the Trustee or by any purchaser, the Company shall ratify and confirm any such sale or transfer by executing and delivering to the Trustee or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request;

     (e) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Company of, in and to the property so sold shall be divested and such sale shall be a perpetual bar both at law and in equity against the Company, its successors and assigns, and against any and all persons claiming or who may claim the property sold or any part thereof from, through or under the Company;

     (f) the receipt of the Trustee or of the officer making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money and such purchaser or purchasers and his or their assigns or personal representatives shall not, after paying such purchase money and receiving such receipt, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or non-application thereof; and

     (g) if requested by the Trustee, the Company will provide the purchaser or purchasers with (i) such financial or operating data or information relating to the Mortgaged Property as the Company may possess and such purchaser or purchasers reasonably may request as necessary for the proper operation, management and maintenance of the Mortgaged Property purchased, and (ii) reasonable access to such officers of the Company that are familiar with such Mortgaged Property and related business for the purpose of obtaining information necessary for the proper operation, management and maintenance of the Mortgaged Property. The information and access provided by the Company pursuant to clauses
(i) and (ii) above will be without charge to the purchaser or purchasers and will be for up to eighteen (18) months after the date of the sale of any Mortgaged Property and shall be subject to such purchaser or purchasers entering into confidentiality agreements reasonably satisfactory to the Company with respect to such data or information.

     SECTION 9.06. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. If an Event of Default described in clause (a) or (b) of Section 9.01 shall have occurred and be continuing, the Company shall, upon written demand of the Trustee, pay to it, for the benefit of the Holders of the Securities with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 10.07.

     If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by applicable law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     The Trustee shall, to the extent permitted by applicable law, be entitled to sue and recover judgment as aforesaid either before, during or after the pendency of any proceedings for the enforcement of the Lien of this Indenture, and in case of a sale of the Mortgaged Property or any part thereof and the application of the proceeds of sale as aforesaid, the Trustee, in its own name and as trustee of an express trust, shall be entitled to enforce payment of, and to receive, all amounts then remaining due and unpaid upon the Securities then Outstanding for principal, premium, if any, and interest, if any, for the benefit of the Holders thereof, and shall be entitled to recover judgment for any portion of the same remaining unpaid, with interest as aforesaid. No recovery of any such judgment by the Trustee and no levy of any execution upon any such judgment upon any of the Mortgaged Property or any other property of the Company shall affect or impair the Lien of this Indenture upon the Mortgaged Property or any part thereof or any rights, powers or remedies of the Trustee hereunder, or any rights, powers or remedies of the Holders.

     SECTION 9.07. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article, including any rents, issues, profits, revenues and other income collected pursuant to Section 9.03 (after the deductions therein provided) and any proceeds of any sale (after deducting the costs and expenses of such sale, including a reasonable compensation to the Trustee, its agents and counsel, and any taxes, assessments or Liens prior to the Lien of this Indenture, except any thereof subject to which such sale shall have been made), whether made under any power of sale herein granted or pursuant to judicial proceedings, and any money collected by the Trustee under Section 7.05, together with, in the case of an entry or sale or as otherwise provided herein, any other sums then held by the Trustee as part of the Mortgaged Property, shall be applied in the following order, to the extent permitted by applicable law, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:  To the payment of all amounts due the Trustee under Section 10.07;

     SECOND: To the payment of the whole amount then due and unpaid upon the Outstanding Securities for principal and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and interest, if any, thereon without any preference or priority, ratably according to the aggregate amount so due and unpaid, with any balance then remaining to the payment of premium, if any, and, if so specified as contemplated by Section 3.01 with respect to the Securities of any series, or any Tranche thereof, interest, if any, on overdue premium, if any, and overdue interest, if any, ratably as aforesaid, all to the extent permitted by applicable law; PROVIDED, HOWEVER, that any money collected by the Trustee pursuant to Section 7.05 in respect of interest or pursuant to Section 9.03 shall first be applied to the payment of interest accrued on the principal of Outstanding Securities; and

     THIRD: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     SECTION 9.08. RECEIVER. If an Event of Default shall have occurred and, during the continuance thereof, the Trustee shall have commenced judicial proceedings to enforce any right under this Indenture, the Trustee shall, to the extent permitted by applicable law, be entitled, as against the Company, without notice or demand and without regard to the adequacy of the security for the Securities or the solvency of the Company, to the appointment of a receiver of the Mortgaged Property.

     SECTION 9.09. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Outstanding Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 10.07) and of the Holders allowed in such judicial proceeding; and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 10.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 9.10. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee under Section 10.07, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 9.11. LIMITATION ON SUITS. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver, assignee, trustee, liquidator or sequestor (or other similar official), or for any other remedy hereunder, unless:

     (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

     (b) the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (c) such Holder or Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (d) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (e) no direction inconsistent with such written request has been given to the Trustee during such sixty (60) day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing himself of, any provision of this Indenture to affect, disturb or prejudice the Lien of this Indenture or the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     SECTION 9.12. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.07) interest on such Security on the Stated Maturity or Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     SECTION 9.13. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

     SECTION 9.14. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by applicable law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Anything in this Article to the contrary notwithstanding, the availability of the remedies set forth herein (on an individual or cumulative basis) and the procedures set forth herein relating to the exercise thereof shall be subject to
(a) the applicable law (including, for purposes of this paragraph, general principles of equity) of any jurisdiction wherein the Mortgaged Property or any part thereof is located to the extent that such law is mandatorily applicable, and (b) the rights of the holder of any Lien prior to the Lien of this Indenture, and, if and to the extent that any provision of this Article conflicts with any provision of such applicable law and/or with the rights of the holder of any such prior Lien, such provision of law and/or the rights of such holder shall control.

     SECTION 9.15. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article IX or by applicable law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 9.16. CONTROL BY HOLDERS. If an Event of Default shall have occurred and be continuing, the Holders of not less than a majority in principal amount of the Securities then Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that:

     (a) such direction shall not be in conflict with any applicable law or with this Indenture;

     (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

     (c) subject to the provisions of Section 10.01, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would involve the Trustee in personal liability or would otherwise be contrary to applicable law.

     SECTION 9.17. WAIVER OF PAST DEFAULTS. Before any sale of any of the Mortgaged Property and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as herein provided, the Holders of not less than a majority in principal amount of the Securities then Outstanding may on behalf of the Holders of all the Outstanding Securities waive any past default hereunder and its consequences, except a default:

     (a) in the payment of the principal of or any premium or interest on any Security Outstanding; or

     (b)    in respect of a covenant or provision hereof which under
Article XIII cannot be modified or amended without the consent of the Holder of each Outstanding Security of any series or Tranche affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 9.18. UNDERTAKING FOR COSTS. The Company and the Trustee agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 9.18 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than ten percent (10%) in principal amount of the Securities then Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium of or interest on any Security, on or after the Stated Maturity or Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date). Neither this Section 9.18 nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or such an assessment in any proceeding instituted by the Company.

     SECTION 9.19. WAIVER OF APPRAISEMENT, USURY, STAY AND OTHER LAWS. To the full extent that it may lawfully so agree, the Company shall not at any time set up, claim take the benefit or advantage of any appraisement, valuation, stay, extension or redemption law, now or hereafter in effect, in order to prevent or hinder the enforcement of this Indenture or the absolute sale of the Mortgaged Property, or any part thereof, or the possession thereof, or any part thereof, by any purchaser at any sale under this Article; and the Company, for itself and all who may claim under it, so far as it or they now or hereafter may lawfully do so, hereby waives the benefit of all such laws. The Company, for itself and all who may claim under it, waives, to the extent that it may lawfully do so, all right to have the Mortgaged Property marshaled upon any foreclosure of the Lien hereof, and agrees that any court having jurisdiction to foreclose the Lien of this Indenture may order the sale of the Mortgaged Property as an entirety.

                                    ARTICLE X

                                   THE TRUSTEE

     SECTION 10.01. CERTAIN DUTIES AND RESPONSIBILITIES. Except during the continuance of an Event of Default, (a) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (b) in the absence of gross negligence or bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     In case an Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (i) this subsection shall not be construed to limit the effect of the first paragraph of this Section;

     (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders entitled to so direct the Trustee, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

     (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 10.02. NOTICE OF DEFAULTS. The Trustee shall give the Holders notice of any default hereunder in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that in the case of any default of the character specified in Section 9.01(c), no such notice to Holders shall be given until at least forty-five (45) days after the occurrence thereof. For the purpose of this
Section 10.02, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

     SECTION 10.03. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of
Section 10.01:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

     (d) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to expend or risk its own funds or to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (h) the Trustee is not required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture;

     (i) in the event the Trustee receives inconsistent or conflicting requests and indemnity from two or more groups of Holders, each representing less than a majority in aggregate principal amount of the Securities then Outstanding, the Trustee, in its sole discretion, may determine what action, if any, shall be taken;

     (j) the Trustee's immunities and protections from liability and its right to indemnification in connection with the performance of its duties under this Indenture shall extend to the Trustee's officers, directors, agents and employees. Such immunities and protections and right to indemnification, together with the Trustee's right to compensation for the period prior to the Trustee's resignation or removal, shall survive the Trustee's resignation or removal and final payment of the Securities; and

     (k) the Trustee is not required to take notice or deemed to have notice of any default or Event of Default hereunder, except Events of Default under
Section 9.01(a) and (b), unless a Responsible Officer of the Trustee has actual knowledge thereof or has received notice in writing of such default or Event of Default from the Company or the Holders of at least thirty-three percent (33%) in aggregate principal amount of the Securities then Outstanding, and in the case of Section 9.01(d), ten percent (10%) in principal amount of the Securities then Outstanding, and in the absence of any such notices, the Trustee may conclusively assume that no such default or Event of Default exists.

     SECTION 10.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES OR APPLICATION OF PROCEEDS. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the value or condition of the Mortgaged Property or any part thereof, or as to the title of the Company thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder, or as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof or of any money paid to the Company or upon Company Order under any provision hereof. The Trustee shall have no responsibility to make or to see to the making of any recording, filing or registration of any instrument or notice (including any financing or continuation statement or any tax or securities form) (or any rerecording, refiling or reregistration of any thereof), at any time in any public office or elsewhere for the purpose of perfecting, maintaining the perfection of or otherwise making effective the Lien of this Indenture or for any other purpose and shall have no responsibility for seeing to the insurance on the Mortgaged Property or for paying any taxes relating to the Mortgaged Property or for otherwise maintaining the Mortgaged Property, including, but not limited to, attending to any environmental matters in respect thereof or disposing of any hazardous or other wastes located thereon.

     SECTION 10.05. MAY HOLD SECURITIES. Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its commercial banking or in any other capacity, may become the owner or pledgee of Securities and, subject to Sections 10.08 and 10.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent. Each of said entities, in its commercial banking or in any other capacity, may also engage in or be interested in any financial or other transaction with the Company and, subject to Sections 10.08 and 10.13, may act as depository, trustee or agent for any committee of Holders of Securities secured hereby or other obligations of the Company as freely as if it were not Trustee, Authenticating Agent, Paying Agent or Security Registrar. The provisions of this Section shall extend to Affiliates of said entities.

     SECTION 10.06. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by applicable law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     SECTION 10.07. COMPENSATION AND REIMBURSEMENT.  The Company agrees:

     (a) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder in such amounts as the Company and the Trustee shall agree in writing from time to time (which compensation shall not be limited by any provision of applicable law in regard to the compensation of a trustee of an express trust);

     (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

     (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except those attributable to its negligence, willful misconduct or bad faith.

     As security for the performance of the obligations of the Company under this Section 10.07, the Trustee shall have a Lien (the "TRUSTEE'S LIEN") secured by this Indenture prior to the Securities upon the Mortgaged Property.

     The Trustee shall notify the Company promptly of any claim for which it may seek indemnity under this Section 10.07. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and, in the event the subject matter of the claim involves a conflict of interest between the Company and the Trustee, the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

     SECTION 10.08. CONFLICTING INTERESTS. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

     SECTION 10.09. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least Fifty Million Dollars ($50,000,000). If any such Person publishes reports of condition at least annually, pursuant to applicable law or to the requirements of its supervising or examining authority, then for the purposes of this Section 10.09 and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section 10.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article X.

     SECTION 10.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article X shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 10.11.

     The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 10.11 shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

     If at any time:

     (i) the Trustee shall fail to comply with Section 10.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months; or

     (ii) the Trustee shall cease to be eligible under Section 10.09 and shall fail to resign after written request therefor by the Company or by any such Holder; or

     (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

     (iv) then, in any such case, (a) the Company, acting pursuant to the authority of a Board Resolution, may remove the Trustee, or (b) subject to Section 9.18, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of Section 10.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 10.11, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 10.11, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 10.11, the Trustee shall be deemed to have resigned as contemplated in the second paragraph of this Section, the successor Trustee shall be deemed to have been appointed pursuant to the fifth paragraph of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 10.11, all as of such date, and all other provisions of this Section and Section 10.11 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this sixth paragraph of this Section 10.10.

     The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities of such series in the manner provided in Section 1.08. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     SECTION 10.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. In case of the appointment hereunder of a successor Trustee every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first paragraph of this Section.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article X.

     SECTION 10.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article X, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION 10.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act)), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor) to the extent applicable.

     SECTION 10.14. CO-TRUSTEES AND SEPARATE TRUSTEES.

     (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Mortgaged Property may at the time be located, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least thirty-three percent (33%) in principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee and, if no Event of Default shall have occurred and be continuing, by the Company either to act as co-trustee, jointly with the Trustee, of all or any part of the Mortgaged Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within fifteen
(15) days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

     (b) Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

     (c) Every co-trustee or separate trustee shall, to the extent permitted by applicable law, but to such extent only, be appointed subject to the following conditions:

     (i) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with the Trustee hereunder shall be exercised solely by the Trustee;

     (ii) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any applicable law of any jurisdiction in which any particular act is to be performed the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

     (iii) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

     (iv) neither the Trustee nor any co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

     (v) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     SECTION 10.15. APPOINTMENT OF AUTHENTICATING AGENT. The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State or Territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than Fifty Million Dollars ($50,000,000) and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 10.15, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 10.15, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this
Section 10.15.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section 10.15, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 10.15, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.08 to all Holders of Securities of the series or Tranche with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 10.15.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 10.15.

     If an appointment with respect to the Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section 10.15, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication:
                       ------------------------        -------------------------
                                                                      As Trustee

                                                       By:
                                                          ----------------------
                                                           Authorized Signatory

     If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing

(which writing need not comply with Section 1.04 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

                                   ARTICLE XI

                LISTS OF HOLDERS; REPORTS BY TRUSTEE AND COMPANY

     SECTION 11.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Company will furnish or cause to be furnished to the Trustee:

     (a) semi-annually, not later than January 15 and July 15 in each year, a list of the names and addresses of the Holders of Securities of each series as of the preceding January 1 or July 1 as the case may be; and

     (b) at such other times as the Trustee may request in writing, within thirty (30) days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than fifteen (15) days prior to the time such list is furnished;

PROVIDED, HOWEVER, that if and so long as the Trustee shall be Security Registrar for Securities of a series, no such list need be furnished with respect to such series of Securities.

     SECTION 11.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 11.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 11.01 upon receipt of a new list so furnished.

     The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act. Every Holder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

     SECTION 11.03. REPORTS BY TRUSTEE. The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     Reports so required to be transmitted at stated intervals of not more than twelve (12) months shall be dated as of May 15 and transmitted no later than July 15 in each calendar year, commencing with the first July 15 after the first issuance of Securities under this Indenture.

     A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company.

     SECTION 11.04. REPORTS BY COMPANY. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act. The Company will notify the Trustee when any Securities are listed on any stock exchange.

                                   ARTICLE XII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 12.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease, subject to the Lien of this Indenture, all of the Mortgaged Property as or substantially as an entirety to any Person, unless:

     (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease all of the Mortgaged Property as or substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the Mortgaged Property as or substantially as an entirety shall be a Corporation organized and validly existing under the laws of the United States, any State or Territory thereof or the District of Columbia (such Person being hereinafter sometimes called the "SUCCESSOR CORPORATION") and shall execute and deliver to the Trustee an indenture supplemental hereto, in form satisfactory to the Trustee, which:

     (i) in the case of a consolidation, merger, conveyance or other transfer, or in the case of a lease if the term thereof extends beyond the last Stated Maturity of the Securities then Outstanding, contains an express assumption by the Successor Corporation of the due and punctual payment of the principal of and premium, if any, and interest, if any, on all the Securities then Outstanding and the performance and observance of every covenant and condition of this Indenture to be performed or observed by the Company; and

     (ii) in the case of a consolidation, merger, conveyance or other transfer, contains a grant, conveyance, transfer and mortgage by the Successor Corporation, of the same tenor of the Granting Clauses herein:

            (A) confirming the Lien of this Indenture on the Mortgaged Property (as constituted immediately prior to the time such transaction became effective) and subjecting to the Lien of this Indenture all property, real, personal and mixed, thereafter acquired by the Successor Corporation which shall constitute an improvement, extension or addition to the Mortgaged Property (as so constituted) or a renewal, replacement or substitution of or for any part thereof; and

            (B) at the election of the Successor Corporation subjecting to the Lien of this Indenture such property, real, personal or mixed, in addition to the property described in clause (A) of this Section, then owned or thereafter acquired by the Successor Corporation as the Successor Corporation shall, in its sole discretion, specify or describe therein, and the Lien confirmed or created by such grant, conveyance, transfer and mortgage shall have force, effect and standing similar to those which the Lien of this Indenture would have had if the Company had not been a party to such consolidation, merger, conveyance or other transfer and had itself, after the time such transaction became effective, purchased, constructed or otherwise acquired the property subject to such grant, conveyance, transfer and mortgage;

     (b) in the case of a lease, such lease shall be made expressly subject to termination by the Company or by the Trustee at any time during the continuance of an Event of Default, and also by the purchaser of the property so leased at any sale thereof hereunder, whether such sale be made under the power of sale hereby conferred or pursuant to judicial proceedings;

     (c) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

     (d) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture, comply with this Article XII and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 12.02. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease, subject to the Lien of this Indenture, of the Mortgaged Property as or substantially as an entirety in accordance with Section 12.01, the Successor Corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Successor Corporation had been named as the Company herein. Without limiting the generality of the foregoing:

     (a) all property of the Successor Corporation then subject to the Lien of this Indenture, of the character described in Section 1.03, shall constitute Property Additions;

     (b) the Successor Corporation may execute and deliver to the Trustee, and thereupon the Trustee shall, subject to the provisions of Article IV, authenticate and deliver, Securities upon any basis provided in Article IV; and

     (c) the Successor Corporation may, subject to the applicable provisions of this Indenture, cause Property Additions to be applied to any other Authorized Purpose.

     All Securities so executed by the Successor Corporation, and authenticated and delivered by the Trustee, shall in all respects be entitled to the benefit of the Lien of this Indenture equally and ratably with all Securities executed, authenticated and delivered prior to the time such consolidation, merger, conveyance or other transfer became effective.

     SECTION 12.03. EXTENT OF LIEN HEREOF ON PROPERTY OF SUCCESSOR CORPORATION. Unless, in the case of a consolidation, merger, conveyance or other transfer contemplated by Section 12.01, the indenture supplemental hereto contemplated in clause (a)(ii) in Section 12.01, or any other indenture, contains a grant, conveyance, transfer and mortgage by the Successor Corporation as described in subclause (B) thereof, neither this Indenture nor such supplemental indenture shall become or be, or be required to become or be, a Lien upon any of the properties:

     (a) owned by the Successor Corporation or any other party to such transaction (other than the Company) immediately prior to the time of effectiveness of such transaction; or

     (b) acquired by the Successor Corporation at or after the time of effectiveness of such transaction, except, in either case, properties acquired from the Company in or as a result of such transaction and improvements, extensions and additions to such properties and renewals, replacements and substitutions of or for any part or parts thereof.

     SECTION 12.04. RELEASE OF COMPANY UPON CONVEYANCE OR OTHER TRANSFER. In the case of a conveyance or other transfer to any Person or Persons as contemplated in Section 12.01, upon the satisfaction of all the conditions specified in
Section 12.01, the Company (such term being used in this Section without giving effect to such transaction) shall be released and discharged from all obligations and covenants under this Indenture and on and under all Securities then Outstanding (unless the Company shall have delivered to the Trustee an instrument in which it shall waive such release and discharge) and the Trustee shall acknowledge in writing that the Company has been so released and discharged.

     SECTION 12.05. MERGER INTO COMPANY; EXTENT OF LIEN HEREOF.

     (a) Nothing in this Indenture shall be deemed to prevent or restrict any consolidation or merger after the consummation of which the Company would be the surviving or resulting corporation or any conveyance or other transfer, or lease, subject to the Lien of this Indenture, of any part of the Mortgaged Property which does not constitute the entirety, or substantially the entirety, thereof.

     (b)    Unless, in the case of a consolidation or merger described in clause
(a) of this Section, an indenture supplemental hereto shall otherwise provide, this Indenture shall not become or be, or be required to become or be, a Lien upon any of the properties acquired by the Company in or as a result of such transaction or any improvements, extensions or additions to such properties or any renewals, replacements or substitutions of or for any part or parts thereof.

                                  ARTICLE XIII

                             SUPPLEMENTAL INDENTURES

     SECTION 13.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

     (a) to evidence the succession of another Person to the Company, or successive successions, and the assumption by any such successor of the covenants, agreements and obligations of the Company herein and in the Securities, all as provided in Article XII; or

     (b) to add one or more covenants of the Company or other provisions for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, all or any series of Securities, or any Tranches thereof (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

     (c) to correct or amplify the description of any property at any time subject to the Lien of this Indenture; or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the Lien of this Indenture; or to subject to the Lien of this Indenture additional property (including property of Persons other than the Company), to specify any additional Permitted Liens with respect to such additional property and to modify Section 7.02 in order to specify therein any additional items with respect to such additional property; or

     (d) to establish the form or terms of Securities of any series or Tranche as permitted by Sections 2.01 and 3.01; or

     (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 10.11; or

     (f) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Securities; or

     (g) to change any place or places where (i) the principal of and premium, if any, and interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (ii) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (iii) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (iv) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served; or

     (h) to cure any ambiguity, to correct or supplement any provision in this Indenture which may be defective or inconsistent with any other provision herein, or to make any other additions to, deletions from or other changes to the provisions under this Indenture, provided that such additions, deletions and/or other changes shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect; or

     (i) to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal and to provide for the authentication and delivery of such bearer bonds and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the Holders thereof, and for any and all other matters incidental thereto; or

     (j) to comply with the rules or regulations of any securities exchange or automated quotation system on which any of the Securities may be listed, traded or quoted; or

     (k) to change or eliminate any of the provisions of this Indenture; provided, that any such change or elimination shall become effective only after all Securities then Outstanding cease to be Outstanding or, with respect to such Securities then Outstanding at any time, the Holders thereof consent to such change or elimination in accordance with the requirements of Section 13.02; or

     (l) to evidence the conversion of the Company into a limited liability company, limited partnership or limited liability partnership or other legal entity under applicable law; or

     (m) to increase the maximum amount of indebtedness referred to on the cover page of this Indenture; or

     (n) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar federal statute hereafter enacted. Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture, as originally executed and delivered, or at any time thereafter shall be amended and if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof.

     SECTION 13.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. Subject to the provisions of Section 13.01, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of such Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; PROVIDED, HOWEVER, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that no such supplemental indenture shall:

     (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof, or the premium or rate of interest or the amount of any installment of interest thereon, or change the method of calculating such rate or any premium payable, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 9.02, or change the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) without the consent of the Holder of such Security; or

     (b) permit the creation of any Lien (not otherwise permitted hereby) ranking prior to the Lien of this Indenture with respect to all or substantially all of the Mortgaged Property, or terminate the Lien of this Indenture on all or substantially all of the Mortgaged Property or deprive the Holders of the benefit of the Lien of this Indenture, without, in any such case, the consent of the Holders of all Securities then Outstanding; or

     (c) reduce the percentage in principal amount of the Outstanding Securities of any series, or any Tranche thereof, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver (of compliance with any provision of this Indenture or any default hereunder and its consequence), or reduce the requirements for quorum or voting provided for in this Indenture without the consent of the Holder of each Outstanding Security of such series; or

     (d)    modify any of the provisions of this Section 13.02, Section 9.17 or
Section 6.09, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived, without the consent of the Holder of each Outstanding Security affected thereby; PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 13.02 and Section 6.09, or the deletion of this PROVISO, in accordance with the requirements of Sections 10.11 and 13.01(e).

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of, or that is to remain in effect only so long as there shall be Outstanding, one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche.

     It shall not be necessary for any Act of Holders under this Section 13.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 13.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article XIII or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 10.01) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 13.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution and delivery of any supplemental indenture under this Article XIII, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article XIII may restate this Indenture in its entirety, and upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

     SECTION 13.05. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article XIII shall conform to the requirements of the Trust Indenture Act.

     SECTION 13.06. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article XIII may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

     SECTION 13.07. MODIFICATION WITHOUT SUPPLEMENTAL INDENTURE. To the extent, if any, that the terms of any particular series of Securities shall have been established in or pursuant to a Board Resolution or an Officer's Certificate pursuant to a supplemental indenture or a Board Resolution as contemplated by
Section 3.01, and not in a supplemental indenture, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or a supplemental Officer's Certificate, as the case may be, delivered to, and accepted by, the Trustee, PROVIDED, HOWEVER, that such supplemental Board Resolution or supplemental Officer's Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such supplemental Board Resolution or supplemental Officer's Certificate shall be deemed to be a "supplemental indenture" for purposes of
Section 13.04 and 13.06 and a "supplemental indenture", "indenture supplemental" to this Indenture or "instrument" supplemental to this Indenture for purposes of
Section 6.08.

                                   ARTICLE XIV

                   MEETINGS OF HOLDERS; ACTION WITHOUT MEETING

     SECTION 14.01. PURPOSES FOR WHICH MEETINGS MAY BE CALLED. A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this
Article XIV to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches.

     SECTION 14.02. CALL, NOTICE AND PLACE OF MEETINGS.

     (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 14.01, to be held at such time and (except as provided in clause (b) of this Section 14.02) at such place in the Borough of Manhattan, the City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.08, not less than twenty-one (21) nor more than one hundred eighty (180) days prior to the date fixed for the meeting.

     (b) The Trustee may be asked to call a meeting of the Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of thirty-three percent (33%) in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 14.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting. If the Trustee shall have been asked by the Company to call such a meeting, the Company shall determine the time and place for such meeting and may call such meeting by giving notice thereof in the manner provided in clause (a) of this Section, or shall direct the Trustee, in the name and at the expense of the Company, to give such notice. If the Trustee shall have been asked to call such a meeting by Holders in accordance with this clause (b), and the Trustee shall not have given the notice of such meeting within twenty-one (21) days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Holders of Securities of such series and Tranches, in the principal amount above specified, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (a) of this Section.

     (c) Any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or any Tranche or Tranches thereof, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

     SECTION 14.03. PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or Tranches or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 14.04. QUORUM; ACTION. The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; PROVIDED, HOWEVER, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 14.05, notice of the reconvening of any meeting adjourned for more than thirty (30) days shall be given as provided in Section 1.08 not less than ten (10) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum. Except as limited by
Section 13.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; PROVIDED, HOWEVER, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class. Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

     SECTION 14.05. ATTENDANCE AT MEETINGS; DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

     (a) Attendance at meetings of Holders may be in person or by proxy; and, to the extent permitted by applicable law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder (except as provided in Section 1.06) of such Securities before being voted.

     (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations and approved by the Company, the holding of Securities shall be proved in the manner specified in Section 1.06 and the appointment of any proxy shall be proved in the manner specified in Section
1.06. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.06 or other proof.

     (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 14.02(b), in which case the Company or the Holders of Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class.

     (d) At any meeting each Holder or proxy shall be entitled to one vote for each One Thousand Dollars ($1,000) principal amount of Outstanding Securities held or represented by such Holder; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

     (e) Any meeting duly called pursuant to Section 14.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

     SECTION 14.06. COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two (2) inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 14.02 and, if applicable, Section 14.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 14.07. ACTION WITHOUT MEETING. In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by one or more written instruments as provided in
Section 1.06.

                                   ARTICLE XV

                                  MISCELLANEOUS

     SECTION 15.01. EXEMPTION FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company or any Successor Corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatsoever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors, or employees, as such, of the Company or any predecessor or successor corporation or company, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

     SECTION 15.02. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Any such counterpart, as recorded or filed in any jurisdiction, may omit such portions of Exhibits A hereto as shall not describe or refer to properties located in such jurisdiction.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                              AQUILA, INC.


                              By:     /s/ Randal P. Miller
                                  --------------------------------
                              Name:  Randal P. Miller


                              BANK ONE TRUST COMPANY, N.A., as Trustee


                              By:        /s/ J. Morand
                                  -----------------------------------
                              Name:  J. Morand
                              Title: Vice President

STATE OF   MISSOURI                  )
                                     )   SS.
COUNTY OF    JACKSON                 )

     On this 4th day of April, 2003, before me appeared Randal P. Miller to me personally known, who, being by me duly sworn, did say that he is the Vice President - Finance and Treasurer of AQUILA, INC., a corporation described in and which executed the foregoing instrument, and that said instrument was signed on behalf of said corporation by authority of its board of directors, and said Randal P. Miller acknowledged said instrument to be the free act and deed of said corporation.

[NOTARIAL SEAL]                                        /s/ Sara L. Henning
                                                --------------------------------
                                                          Notary Public

My Commission Expires:

         12/28/2005
--------------------------------



STATE OF ILLINOIS                    )
                                     )   SS.
COUNTY OF COOK                       )



     On this 2nd day of April, 2003, before me appeared J. Morand to me personally known, who, being by me duly sworn, did say that he is the Vice President of BANK ONE TRUST COMPANY, N.A., a corporation described in and which executed the foregoing instrument, and that said instrument was signed on behalf of said corporation by authority of its board of directors, and said J. Morand acknowledged said instrument to be the free act and deed of said corporation.

[NOTARIAL SEAL]                                      /s/ Darla R. Coulson
                                                --------------------------------
                                                         Notary Public

My Commission Expires:

         02/27/2007
--------------------------------

                                                                       EXHIBIT A

                                  REAL PROPERTY